UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22535

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

(Exact name of registrant as specified in charter)

1800 AVENUE OF THE STARS

SUITE 1400

LOS ANGELES, CALIFORNIA 90067

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Ian Fitzgerald 1800 Avenue of the Stars, Suite 1400 Los Angeles, California 90067	P. Jay Spinola, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019

Registrant’s telephone number, including area code: (310) 201-4100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

Item 1. Report to Stockholders.

(a)        Report to Stockholders is attached herewith.

Ares Dynamic Credit Allocation Fund, Inc.

(NYSE: ARDC)

Semi-Annual Report

June 30, 2025

Ares Dynamic Credit Allocation Fund, Inc.

Contents

Letter to Shareholders	1
Fund Profile & Financial Data	4
Schedule of Investments	6
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Statement of Cash Flows	19
Financial Highlights	20
Notes to Financial Statements	23
Proxy & Portfolio Information	44
Dividend Reinvestment Plan	45
Corporate Information	46
Privacy Notice	47
Directors and Officers	48

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders

As of June 30, 2025

Dear Shareholders,

We want to thank you for your support of the Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or the "Fund"), and we appreciate the trust and confidence that you have placed in us.

Throughout the first half of 2025, the ARDC investment team sought to position the Fund to benefit from the evolving macro and geopolitical conditions while appropriately managing credit risk. This letter provides a recap of the market environment, details surrounding our active portfolio management strategy and the opportunities ahead for ARDC.

Economic Conditions and Market Update

In the first half of 2025, the U.S. economy delivered positive but more tempered GDP growth relative to 20241. Although inflation was also relatively stable during this period, additional tariffs may pose increased inflationary risks going forward. Reflecting this dynamic, the year-over-year growth in core PCE, the Federal Reserve's preferred inflation measure, came in at 2.8% in June 20252. While slightly above the Federal Reserve's 2% long-run target, June's reading exhibited stability, falling in the monthly range of 2.6% - 2.8% during the first half of 2025 and in line with the 12-month average of 2.8%2. During the first half of 2025, the unemployment rate held steady at 4.1%3, consistent with the 4.0 - 4.2% range seen over the past fourteen months3, while the growth in nonfarm payrolls slowed.4

Forward guidance on monetary policy provided by the Federal Reserve reflects a measured approach for the remainder of the year. The Federal Reserve's latest dot plot signals one to two 25-basis-point cuts in 2025, aligning with the expectations set in December 2024. This stability suggests that policymakers are open to easing monetary policy, although future action will be contingent on inflation trends, labor market data and broader economic conditions.5

Throughout the first half of 2025, heathy levels of earnings growth, capital markets activity and generally stable macroeconomic conditions supported overall corporate credit performance and positive returns for leverage credit. As measured by the S&P 500 Index, corporate earnings increased an estimated 11.5% and 5.4% year-over-year in the first and second quarters of 2025, respectively.6

Low default rates across high yield bonds, leveraged loans and CLOs helped sustain positive returns in the first half of 2025. High yield bond and leveraged loan default rates remained in the range of 1% - 3%, consistent with both 2024 default levels and the historical long-term default rate for these leveraged credit asset classes. Specifically, the trailing 12-month default rate for leverage loans decreased from 3.4% at year-end 2024 to 2.8% at June 30, 2025. 7 High yield bonds also demonstrated strong credit performance in the first half of 2025 with a trailing 12-month default rate that declined from 1.50% in December 2024 to 1.14% in June 2025.8 Finally, just 0.4% of CLO assets held were in default, well below the leverage loan and high yield bond 12-month averages at June 30, 2025.9

Supported by overall strong credit performance, leveraged credit, which includes leveraged loans, high yield bonds and CLOs, all posted positive returns year-to-date. High yield bonds and leveraged loans generated total returns of 4.6%10 and 3.0%11, respectively, with AAA through BB rated CLO debt returning 3.0% - 4.5% during the first half of 2025.12

Against this economic and capital markets backdrop and the potential for easing monetary policy in the future, overall yields for credit asset broadly were stable or declined in the first half of 2025. Specifically, leverage loan yields declined from 8.5% at year-end 2024 to 8.2% at mid-year 2025, while high yield bond yields, which are mostly fixed rate, were stable from 6.7% at year-end 2024 to 6.7% at mid-year 2025.13

As we enter the second half of 2025, we believe our established credit capabilities and dynamic allocation strategy enable us to proactively manage risk and identify relative value opportunities created by changes in sentiment on rates, economic growth and idiosyncratic credit situations. As part of Ares Management Corporation's ("Ares") scaled, global platform, we believe we benefit from broad market intelligence across Ares' various product offerings. We remain committed to leveraging these advantages to make disciplined investment decisions, particularly as we continue to monitor developments in monetary policy, global trade dynamics and ongoing geopolitical events that may influence market conditions.

Portfolio Positioning and Performance

We believe ARDC delivered strong investment and credit performance during the first half of 2025.

Given the growing prospects for declines in short-term rates, we modestly extended duration of the Fund by reducing floating rate CLO debt and increasing fixed rate high yield bond investments.

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

As of June 30, 2025

Driven by our view of relative value in the first half of 2025, we increased the Fund's high yield bond allocation from 31% of the portfolio at year-end 2024 to approximately 34% at June 30, 2025, and reduced the Fund's exposure to CLO debt security from 18% at year-end 2024 to 16% at mid-year 2025. While overall we remain constructive on CLO debt investments, we became more selective in CLO debt as yields tightened and paired back our allocation to BB rated CLO debt securities in the portfolio. Spread compression on CLO debt has created compelling near-term opportunities to maintain our allocation to CLO equity,14 which we believe will benefit from high cash-on-cash yields, well-priced locked-up liabilities and long reinvestment periods that enable the manager to take advantage of loan market volatility. Our overall portfolio allocation to leveraged loans and CLO equity remained consistent with year-end 2024 levels at 39% and 13%, respectively, as compared to June 30, 2025.

Our asset class, industry, and security selection continued to show positive results for our investors compared to high yield bond and leverage loan benchmarks. The high yield bond portion of the portfolio generated approximately 40 basis points higher total return as compared to the ICE BofA High Yield Constrained Index ("HUC0") during the first half of 2025, while the portfolio's leveraged loan investments generated 70 basis points higher total returns than the S&P LLI in the same period.

We believe ARDC's portfolio is well positioned in part due to its diversification.15 Reflecting our focus on risk management, our portfolio is diversified across 256 issuers and 23 industries. The average position size across ARDC is 0.3% and the largest position is 1.2%.16 ARDC's effective duration of 1.4 years was approximately half of the high yield index on June 30, 2025, which reflects our focus on maintaining low interest rate risk in the Fund.

Our disciplined approach to credit selection and portfolio allocation have enabled the Fund to deliver attractive NAV-based total returns. Specifically, in the first half of 2025 and over the last 12 months, ARDC's NAV-based total returns of 3.6% and 8.8%, respectively, compared favorably to our peer set median of 3.2% and 8.2% for the same time periods.17 Since its inception, as well as over the past three and five years ended June 30, 2025, ARDC has outperformed the peer set median on both stock-based total returns and portfolio net investment total returns.18

Looking Ahead

As we look further into 2025, we remain fairly constructive on continued economic expansion. Given downside risks have recently become marginally more pronounced, we will continue to assess interest rates alongside the macro impacts of evolving trade policies and potential regulatory reform. We believe ARDC is well-equipped to navigate periods of uneven economic growth should they develop given the strengths of the Ares platform, which includes our experienced portfolio managers and quantitative risk team. We also maintain a conservative balance sheet posture with a low leverage profile, which enables us to actively and tactically rotate the portfolio among asset classes, sectors and specific credits. It remains our objective to continue to deliver compelling returns to our investors primarily through attractive monthly dividends.

We appreciate the trust and confidence you have demonstrated in Ares through your investment in ARDC.

Best Regards,

Ares Capital Management II LLC

Ares Dynamic Credit Allocation Fund, Inc.

ARDC is a closed-end fund that trades on the New York Stock Exchange under the symbol "ARDC" and is externally managed by Ares Capital Management II LLC (the "Adviser"), a subsidiary of Ares Management Corporation. ARDC's investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation by investing in a broad, dynamically-managed portfolio of below investment grade senior secured loans, high yield corporate bonds and collateralized loan obligation securities. Thank you again for your continued support of ARDC. If you have any questions about the Fund, please call 1-877-855-3434, or visit the Fund's website at www.arespublicfunds.com.

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

As of June 30, 2025

Note: The opinions of the Adviser expressed herein are subject to change without notice. Information contained herein has been obtained from sources believed to be reliable but is not guaranteed. This communication is distributed for informational purposes only and should not be considered investment advice or an offer of any security for sale. This material may contain "forward-looking" information that is not purely historical in nature. No representations are made as to the accuracy of such information or that such information will be realized. Actual events or conditions are unlikely to be consistent with, and may differ materially from, those assumed. Past performance is not indicative of future results. Ares does not undertake any obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise, except as required by law.

Indices are provided for illustrative purposes only and not indicative of any investment. They have not been selected to represent appropriate benchmarks or targets for ARDC. Rather, the indices shown are provided solely to illustrate the performance of well-known and widely recognized indices. Any comparisons herein of the investment performance of ARDC to an index are qualified as follows: (i) the volatility of such index will likely be materially different from that of ARDC; (ii) such index will, in many cases, employ different investment guidelines and criteria than ARDC and, therefore, holdings in ARDC will differ significantly from holdings of the securities that comprise such index and ARDC may invest in different asset classes altogether from the illustrative index, which may materially impact the performance of ARDC relative to the index; and (iii) the performance of such index is disclosed solely to allow for comparison on ARDC's performance to that of a well-known index. Comparisons to indices have limitations because indices have risk profiles, volatility, asset composition and other material characteristics that will differ from ARDC. The indices do not reflect the deduction of fees or expenses. You cannot invest directly in an index. No representation is being made as to the risk profile of any benchmark or index relative to the risk profile of ARDC. There can be no assurance that the future performance of any specific investment, or product will be profitable, equal any corresponding indicated historical performance, or be suitable for a portfolio.

This may contain information sourced from Bank of America, used with permission. Bank of America's Global Research division's fixed income index platform is licensing the ICE BofA Indices and related data "as is," makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA Indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use and does not sponsor, endorse, or recommend Ares, or any of its products or services.

The ICE BofA US High Yield Index ("H0A0") tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one-year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the index. The index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. No changes are made to constituent holdings other than on month end rebalancing dates. Inception date: August 31, 1986.

The Credit Suisse Institutional Leveraged Loan Index ("CSLLI") is designed to mirror the investable universe of the $US-denominated leveraged loan market. The index inception is January 1992. The index frequency is daily, weekly and monthly. New loans are added to the index on their effective date if they qualify according to the following criteria: 1) Loan facilities must be rated "5B" or lower. That is, the highest Moody's/S&P ratings are Baa1/BB+ or Ba1/BBB+. If unrated, the initial spread level must be Libor plus 125 basis points or higher. 2) Only fully-funded term loan facilities are included. 3) The tenor must be at least one year. 4) Issuers must be domiciled in developed countries; issuers from developing countries are excluded.

The Standard & Poor's 500, often abbreviated as the S&P 500, or just "the S&P", is an American stock market index based on the market capitalizations of500 large companies having common stock listed on the NYSE or NASDAQ. The S&P 500 index components and their weightings are determined by S&P Dow Jones Indices.

REF: TC- 04458

1 Summary of Economic Projections, December 18, 2024 and June 18, 2025.

2 U.S. Bureau of Economic Analysis, Personal Consumption Expenditures Excluding Food and Energy, July 18, 2025.

3 U.S. Bureau of Labor Statistics, The Employment Situation — June 2025, July 3, 2025

4 U.S. Bureau of Economic Analysis, Personal Income and Outlays — June 2025, July 31, 2025.

5 Board of Governors of the Federal Reserve System, "Summary of Economic Projections", June 18, 2025.

6 Yardeni S&P 500 Earnings Forecast, July 25, 2025.

7 UBS "December US/EU Credit Default Analysis: Recapping 2024", January 7, 2025. Par default rate. Historical average of monthly default rates calculated on a last-twelve-month basis.

8 J.P. Morgan Default Monitor, July 1, 2025. Represents the par weighted default rate for the respective asset classes.

9 BofA Global Research, "BAML CLO Factbook," with data from Bloomberg, Indexes as of July 25, 2025.

10 Measured by the ICE BofA High Yield Master II Index ("H0A0").

11 Measured by the Credit Suisse Leveraged Loan Index ("CSLLI").

12 BofA Global Research, "BAML CLO Factbook," with data from Bloomberg, Indexes as of July 25, 2025.

13 Measured by yields on B1 securities in the Credit Suisse Leveraged Loan Index ("CSLLI") and ICE BofA High Yield Constrained Index ("HUC0").

14 BofA Global Research, "BAML CLO Factbook," as of July 25, 2025.

15 Diversification does not assure profit or protect against loss.

16 As of June 30, 2025. Diversification does not assure profit or protect against market loss.

17 Market price-based total returns reflect annualized stock-based total returns assuming dividend reinvestment. Peer set includes the following closed end funds: ACP, AIF, BGB, BGH, DHF, DSU, EIC, GHY, HNW, KIO and XFLT. Past performance is not indicative of future results.

18 Net investment total returns reflect annualized NAV-based total returns assuming dividend reinvestment. Peer set includes the following closed end funds: ACP, AIF, BGB, BGH, DHF, DSU, EIC, GHY, HNW, KIO and XFLT. Past performance is not indicative of future results.

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Fund Profile & Financial Data

June 2025

Seeks attractive risk-adjusted total returns with a focus on high current income and an opportunity for capital appreciation.

Fund Highlights as of 6.30.25

Distribution Rate[1]	9.49%
Managed Assets[2]	$556m
Weighted Average Coupon	7.98%

1 Dividend per share annualized and divided by the June 30, 2025 market price per share. The distribution rate alone is not indicative of Fund performance.

2 Total assets of the Fund (including any assets attributable to financial leverage) minus accrued liabilities (other than debt representing financial leverage).

Ares Credit Group as of 6.30.25

AUM**	$377 billion
Credit Investment Team	545+
Portfolio Companies	~4,000

**AUM amounts include funds managed by Ivy Hill Asset Management, L.P., a wholly owned portfolio company of Ares Capital Corporation and registered investment adviser. Past performance is not indicative of future results. As of June 30, 2025, employees of Ares Management owned approximately 4.6% of the Fund's outstanding shares.

Investment Approach

● Dynamically allocates across investment opportunities primarily in high yield bonds, senior loans and CLO securities

● Designed to navigate evolving market conditions through deep fundamental credit analysis and in-depth due diligence

● Tenured team with 20+ year track record benefits from the market intelligence, relationships and resources of the Ares platform

Current Portfolio Mix as of 6.30.25

61.0% Floating Rate3

3 Calculated as a percentage of debt securities only.

This data is subject to change on a daily basis. As of 6.30.25, the Fund held a negative traded cash balance of -1.5%.

Fund Overview and Characteristics as of 6.30.25

Ticker	ARDC
Market/Share	$14.22
NAV/Share	$14.58
Monthly Dividend	$0.1125
Number of Issuers	256
Number of Instruments	300
Average Position Size	0.33%
Weighted Average Loan YTM[4]	6.97%
Weighted Average Bond YTM[5]	6.41%
Weighted Average CLO YTM[6]	10.31%
Effective Duration[7]	1.36
Month-End Leverage[8]	37.46%
Asset Coverage[9]	5.14
Preferred Stock Asset Coverage[10]	2.67
Expense Ratio[11]	5.27%
Excess Taxable Income[12]	$15.5 million
Inception Date	11/27/2012
Common Shares Outstanding	23.9 million
NAV Ticker	XADCX
CUSIP	04014F102

4  The weighted-average gross yield to maturity on the pool of loans.

5  The weighted-average gross yield to maturity on the pool of bonds.

6  The weighted-average gross yield to maturity on the pool of CLO debt securities.

7  The effective duration measures a bond's sensitivity to interest rates.

8  As a percentage of total managed assets. The Fund utilizes leverage as part of its investment strategy and currently has borrowings under a credit facility as well as mandatory redeemable preferred shares. The Fund's leverage under the credit facility without the use of mandatory redeemable preferred shares was 19.47%.

9  Calculated pursuant to the Investment Company Act of 1940. Represents the ratio of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities outstanding. The Fund has $108 million aggregate principal outstanding on a $212 million revolving funding facility with an institutional lender, pursuant to which the Fund expects to borrow funds to make additional investments, subject to available borrowing base and leverage limitations.

10  Calculated pursuant to the Investment Company Act of 1940. Represents the ratio of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, divided by sum of total outstanding debt and aggregate value of the involuntary liquidation preference of the preferred stock of $100 million.

11  Represents the ratio of annualized expenses, inclusive of interest expense and amortization of debt issuance, to net assets for the period ended June 30, 2025.

12  Represents the estimated excess taxable income from the year ended 2024 for distribution to stockholders in 2025. Based on the number of shares outstanding at 12/31/2024.

Performance as of 6.30.25

	Year to Date	3 Years	5 Years	Since Inception*
ARDC NAV	3.63%	12.07%	9.47%	5.93%
ARDC Market	-1.30%	16.40%	13.63%	6.18%

*Since Inception of fund (11/27/2012).
Source: Ares

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. Since Inception returns assume a purchase of common shares at the initial offering price of $20.00 per share for market price returns or initial net asset value (NAV) of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns.

www.arespublicfunds.com	Not FDIC-Insured. Not Bank Guaranteed, May Lose Value

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Fund Profile & Financial Data (continued)

June 2025

Investment Strategy

The Fund invests primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade; (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade; (iii) other fixed-income instruments of a similar nature that may be represented by derivatives; and (iv) securities of collateralized loan obligations ("CLOs") and other asset-backed issuers. The Fund utilizes leverage as part of its investment strategy and may incur leverage in an aggregate amount of up to 33 1/3% of the Fund's Managed Assets by borrowing under a credit facility. Ares Capital Management II LLC, the Fund's investment adviser (the "Adviser"), is an affiliate of Ares Management Corporation ("Ares"). The Adviser will seek to implement the Fund's investment strategy through the application of several techniques, including: (i) investing in a diversified portfolio of loans and other debt investments across a broad range of industries with varying characteristics and return profiles; (ii) adhering to the established credit underwriting processes of Ares and doing substantial pre-investment credit analysis, utilizing publicly available credit and industry information as well as other information about the borrowers and issuers; (iii) monitoring the credit quality of the obligors in the Fund's investments and, as appropriate, on a risk adjusted return basis, selling investments in underperforming issuers; and (iv) holding cash and engaging in derivative credit and interest rate hedges. The Adviser will allocate the Fund's portfolio dynamically among investments in the various targeted credit markets to seek to manage interest rate and credit risk and the duration of the Fund's portfolio.

Top 10 Holdings14 as of 6.30.25

ATRM 14	1.20%
TransMontaigne	0.97%
Sprint	0.97%
Ford Motor Credit Company	0.93%
Subcom	0.93%
Williams Cos Inc/The	0.88%
Lumen Technologies	0.86%
Freeport LNG Investments, LLLP	0.85%
Caliber Collision	0.84%
Crown Holdings, Inc.	0.82%

14 Market value percentage may represent multiple instruments by the named issuer and/or multiple issuers being consolidated to the extent they are owned by the same parent company. These values may be different than the issuer concentrations in certain regulatory filings.

Industry Allocation12 as of 6.30.25

12 Credit Suisse industry classifications weighted by market value. These values may be different than industry classifications in certain regulatory filings.

Ratings Distribution13 as of 6.30.25

13 Based on S&P and/or Moody's rating. Credit quality is an assessment of the credit worthiness of an issuer of a security. AAA is the highest rating, meaning the obligor's capacity to meet its financial commitments is strong. As ratings decrease, the obligor is considered more speculative by market participants. Credit ratings apply only to the bonds and preferred securities in the portfolio and not to the shares of the fund which are not rated and will fluctuate in value.

This data is subject to change on a daily basis. As of 6.30.25, the Fund held a negative traded cash balance of -1.5%.

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments

June 30, 2025 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans 62.1%(b)(c)(d)

	Principal Amount(a)	Value(a)
Automobiles and Components 2.8%
Clarios Global, LP, 1st Lien Term Loan, 1M SOFR + 2.50%, 6.83%, 05/06/2030	$2,791	$2,781
LTI Holdings, Inc., 1st Lien Term Loan, 1M SOFR + 4.25%, 8.58%, 07/29/2029	2,918	2,915
Wand NewCo 3, Inc., 1st Lien Term Loan, 1M SOFR + 2.50%, 6.83%, 01/30/2031	4,108	4,087
		9,783
Capital Goods 12.1%
AI Aqua Merger Sub, Inc., 1st Lien Term Loan, 1M SOFR + 3.00%, 7.32%, 07/31/2028	4,489	4,479
Alliance Laundry Systems, LLC, 1st Lien Term Loan, 1M SOFR + 2.50%, 6.83%, 08/19/2031	4,339	4,345
Brown Group Holding, LLC, 1st Lien Term Loan, 3M SOFR + 2.50%, 6.78%, 07/01/2031	2,000	2,002
Crown Subsea Communications Holding, Inc., 1st Lien Term Loan, 3M SOFR + 4.00%, 8.33%, 01/30/2031	5,090	5,118
Kaman Corp., 1st Lien Delay Draw Term Loan, 02/26/2032(h)	—	—
Kaman Corp., 1st Lien Term Loan, 3M SOFR + 2.75%, 7.03%, 02/26/2032	2,284	2,281
KKR Apple Bidco, LLC, 1st Lien Term Loan, 1M SOFR + 2.50%, 6.83%, 09/23/2031	2,494	2,487
Kodiak Building Partners, Inc., 1st Lien Term Loan, 3M SOFR + 3.75%, 8.03%, 12/04/2031	3,491	3,359
Madison IAQ, LLC, 1st Lien Term Loan, 3M SOFR + 3.25%, 7.51%, 05/06/2032	3,500	3,507
Pike Corp., 1st Lien Term Loan, 1M SOFR + 3.00%, 7.44%, 01/21/2028	2,779	2,793
TransDigm, Inc., 1st Lien Term Loan, 3M SOFR + 2.50%, 6.80%, 02/28/2031	3,459	3,465
TransDigm, Inc., 1st Lien Term Loan, 3M SOFR + 2.75%, 7.05%, 08/24/2028	495	497
Traverse Midstream Partners, LLC, 1st Lien Term Loan, 3M SOFR + 3.00%, 7.28%, 02/16/2028	2,747	2,751
White Cap Supply Holdings, LLC, 1st Lien Term Loan, 1M SOFR + 3.25%, 7.58%, 10/19/2029	2,985	2,964
Wilsonart, LLC, 1st Lien Term Loan, 3M SOFR + 4.25%, 8.55%, 08/05/2031	1,985	1,952
		42,000

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
Commercial and Professional Services 2.0%
GFL Environmental Services, Inc., 1st Lien Term Loan (Canada), 3M SOFR + 2.50%, 6.82%, 03/03/2032	$3,311	$3,308
iSolved, Inc., 1st Lien Term Loan, 1M SOFR + 3.00%, 7.33%, 10/15/2030	2,510	2,517
Minimax Viking GmbH, 1st Lien Term Loan (Germany), 1M SOFR + 2.50%, 4.43%, 03/17/2032	€1,111	1,306
		7,131
Consumer Distribution and Retail 1.1%
Peer Holding III B.V., 1st Lien Term Loan (Netherlands), 3M SOFR + 2.50%, 6.80%, 10/28/2030	$3,950	3,971
Consumer Services 3.4%
Belfor Holdings, Inc., 1st Lien Term Loan, 1M SOFR + 3.00%, 7.33%, 11/01/2030	1,132	1,132
Betclic Everest Group, 1st Lien Term Loan (France), 3M SOFR + 3.25%, 5.39%, 12/10/2031	€1,600	1,884
Century De Buyer, LLC, 1st Lien Term Loan, 3M SOFR + 3.50%, 7.78%, 10/30/2030	$3,465	3,484
Fugue Finance B.V., 1st Lien Term Loan (Netherlands), 3M SOFR + 3.25%, 7.57%, 01/09/2032	500	503
Fugue Finance B.V., 1st Lien Term Loan (Netherlands), 3M SOFR + 3.25%, 7.58%, 01/09/2032	1,018	1,023
Herschend Entertainment Company, LLC, 1st Lien Term Loan, 1M SOFR + 3.25%, 7.57%, 05/27/2032	2,250	2,263
IRB Holding Corp., 1st Lien Term Loan, 1M SOFR + 2.50%, 6.83%, 12/15/2027	1,744	1,744
		12,033
Energy 3.0%
CPPIB OVM Member U.S., LLC, 1st Lien Term Loan, 3M SOFR + 2.75%, 7.05%, 08/20/2031	2,894	2,883
Freeport LNG Investments, LLLP, 1st Lien Term Loan, 12/21/2028(e)	1,000	1,000
Freeport LNG Investments, LLLP, 1st Lien Term Loan, 3M SOFR + 3.00%, 7.53%, 11/16/2026	3,699	3,684
Prairie ECI Acquiror, L.P., 1st Lien Term Loan, 1M SOFR + 4.25%, 8.58%, 08/01/2029	343	345

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2025 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
TransMontaigne Operating Company, LP, 1st Lien Term Loan, 1M SOFR + 3.25%, 7.58%, 11/17/2028	$2,468	$2,476
		10,388
Financial Services 1.8%
Athena Holdco S.A.S., 1st Lien Term Loan (France), 3M EURIBOR + 3.25%, 5.23%, 04/14/2031	€3,020	3,549
Blackhawk Network Holdings, Inc., 1st Lien Term Loan, 1M SOFR + 4.00%, 8.33%, 03/12/2029	$1,493	1,500
Shift4 Payments, LLC, 1st Lien Term Loan, 05/10/2032(e)	1,250	1,260
		6,309
Food and Beverage 1.3%
Chobani, LLC, 1st Lien Term Loan, 1M SOFR + 2.50%, 6.82%, 10/25/2027	4,394	4,404
Healthcare Equipment and Services 6.7%
Bausch + Lomb Corp., 1st Lien Term Loan (Canada), 1M SOFR + 4.00%, 8.33%, 09/29/2028	1,965	1,963
CNT Holdings I Corp., 1st Lien Term Loan, 3M SOFR + 2.50%, 6.78%, 11/08/2032	2,396	2,400
Confluent Medical Technologies, Inc., 1st Lien Term Loan, 3M SOFR + 3.25%, 7.55%, 02/16/2029	2,475	2,472
Electron BidCo, Inc., 1st Lien Term Loan, 1M SOFR + 2.75%, 7.08%, 11/01/2028	2,993	2,999
Ensemble RCM, LLC, 1st Lien Term Loan, 3M SOFR + 3.00%, 7.28%, 08/01/2029	4,288	4,304
Mamba Purchaser, Inc., 1st Lien Term Loan, 1M SOFR + 2.75%, 7.08%, 10/16/2028	2,494	2,491
Medline Borrower, LP, 1st Lien Term Loan, 1M SOFR + 2.25%, 6.58%, 10/23/2028	2,226	2,227
Resonetics, LLC, 1st Lien Term Loan, 3M SOFR + 3.25%, 7.57%, 06/18/2031	2,617	2,617
Sotera Health Holdings, LLC, 1st Lien Term Loan, 3M SOFR + 3.25%, 7.55%, 05/30/2031	1,737	1,742
		23,215
Insurance 2.2%
Acrisure, LLC, 1st Lien Term Loan, 1M SOFR + 3.00%, 7.33%, 11/06/2030	1,988	1,980

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
Alliant Holdings Intermediate, LLC, 1st Lien Term Loan, 1M SOFR + 2.75%, 7.07%, 09/19/2031	$997	$998
Howden Group Holdings, Ltd., 1st Lien Term Loan (Luxembourg), 1M SOFR + 3.00%, 7.33%, 02/15/2031	1,596	1,600
HUB International, Ltd., 1st Lien Term Loan, 3M SOFR + 2.50%, 6.77%, 06/20/2030	2,971	2,979
		7,557
Materials 3.1%
Ahlstrom-Munksjo Holding 3 Oy, 1st Lien Term Loan (Finland), 05/22/2030(e)(f)	4,500	4,482
Nouryon Finance B.V., 1st Lien Term Loan (Netherlands), 3M SOFR + 3.25%, 7.51%, 04/03/2028	1,988	1,995
Nouryon Finance B.V., 1st Lien Term Loan (Netherlands), 3M SOFR + 3.25%, 7.55%, 04/03/2028	985	989
WR Grace Holdings, LLC, 1st Lien Term Loan, 3M SOFR + 3.25%, 7.55%, 09/22/2028	3,226	3,229
		10,695
Media and Entertainment 3.9%
Creative Artists Agency, LLC, 1st Lien Term Loan, 1M SOFR + 2.75%, 7.08%, 10/01/2031	4,254	4,264
Gray Television, Inc., 1st Lien Term Loan, 1M SOFR + 3.00%, 7.44%, 12/01/2028	3,190	3,081
NEP Group, Inc., 1st Lien Term Loan, 3M SOFR + 4.00%, 8.59%, 08/19/2026	2,622	2,373
Univision Communications, Inc., 1st Lien Term Loan, 3M SOFR + 4.25%, 8.55%, 06/24/2029	972	964
Virgin Media Bristol, LLC, 1st Lien Term Loan, 6M SOFR + 3.18%, 7.37%, 03/31/2031	3,000	2,959
		13,641
Pharmaceuticals, Biotechnology and Life Sciences 0.7%
Precision Medicine Group, LLC, 1st Lien Term Loan, 1M SOFR + 3.00%, 7.43%, 11/18/2027	2,481	2,477
Real Estate Management and Development 1.1%
Forest City Enterprises, LP, 1st Lien Term Loan, 1M SOFR + 3.50%, 7.94%, 12/08/2025	4,001	3,870

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2025 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
Semiconductors and Semiconductor Equipment 0.7%
SanDisk Corp., 1st Lien Term Loan, 02/20/2032(e)	$2,500	$2,484
Software and Services 10.0%
Access CIG, LLC, 1st Lien Term Loan, 6M SOFR + 4.25%, 8.38%, 08/18/2028	2,216	2,224
Applied Systems, Inc., 1st Lien Term Loan, 3M SOFR + 2.50%, 6.80%, 02/24/2031	4,407	4,424
Asurion, LLC, 1st Lien Term Loan, 1M SOFR + 3.25%, 7.69%, 07/31/2027	990	988
Asurion, LLC, 1st Lien Term Loan, 1M SOFR + 4.00%, 8.43%, 08/19/2028	2,450	2,413
Avalara, Inc., 1st Lien Term Loan, 3M SOFR + 3.25%, 7.55%, 03/26/2032	4,500	4,516
BEP Intermediate Holdco, LLC, 1st Lien Term Loan, 1M SOFR + 3.25%, 7.58%, 04/25/2031	3,049	3,053
Conservice Midco, LLC, 1st Lien Term Loan, 1M SOFR + 3.00%, 7.33%, 05/13/2030	2,475	2,476
Databricks, Inc., 1st Lien Delay Draw Term Loan, 01/03/2031(h)(f)	—	—
Databricks, Inc., 1st Lien Term Loan, 1M SOFR + 4.50%, 8.83%, 01/03/2031(f)	4,098	4,124
McAfee Corp., 1st Lien Term Loan, 1M SOFR + 3.00%, 7.33%, 03/01/2029	2,985	2,895
Project Boost Purchaser, LLC, 1st Lien Term Loan, 3M SOFR + 3.00%, 7.30%, 07/16/2031	2,985	2,989
Proofpoint, Inc., 1st Lien Term Loan, 1M SOFR + 3.00%, 7.33%, 08/31/2028	3,990	3,990
Queen Mergerco, Inc., 1st Lien Term Loan, 3M SOFR + 3.00%, 7.30%, 04/30/2032	756	760
		34,852
Technology Hardware and Equipment 1.2%
CommScope, Inc., 1st Lien Term Loan, 12/17/2029(e)	4,000	4,044
Ivanti Security Holdings, LLC, 1st Lien Revolving Loan, 06/01/2029(h)	—	—
		4,044
Telecommunication Services 1.5%
Delta TopCo, Inc., 1st Lien Term Loan, 3M SOFR + 2.75%, 7.07%, 11/30/2029	1,733	1,719

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
Lumen Technologies, Inc., 1st Lien Term Loan, 1M SOFR + 6.00%, 10.33%, 06/01/2028	$866	$887
QualityTech, L.P., 1st Lien Term Loan, 1M SOFR + 3.50%, 7.83%, 11/04/2031(f)	2,494	2,497
		5,103
Transportation 0.2%
SkyMiles IP, Ltd., 1st Lien Term Loan (Cayman Islands), 3M SOFR + 3.75%, 8.02%, 10/20/2027	613	616
Utilities 3.3%
Astoria Energy, LLC, 1st Lien Term Loan, 06/16/2032(e)	2,000	2,000
Cogentrix Finance Holdco I, LLC, 1st Lien Term Loan, 1M SOFR + 2.75%, 7.08%, 02/26/2032	3,242	3,247
Hamilton Projects Acquiror, LLC, 1st Lien Term Loan, 05/30/2031(e)	1,250	1,254
Hamilton Projects Acquiror, LLC, 1st Lien Term Loan, 1M SOFR + 3.00%, 7.33%, 05/31/2031	2,197	2,203
South Field Energy, LLC, 1st Lien Term Loan, 3M SOFR + 3.25%, 7.55%, 08/29/2031	2,869	2,880
		11,584
Total Senior Loans (Cost: $215,183)		216,157

Corporate Bonds 52.8%

Automobiles and Components 0.6%
Clarios Global, LP, 8.50%, 05/15/2027(d)	1,500	1,506
Wand NewCo 3, Inc., 7.63%, 01/30/2032(d)	500	526
		2,032
Capital Goods 5.2%
Bombardier, Inc., (Canada), 6.75%, 06/15/2033(d)	1,000	1,036
Bombardier, Inc., (Canada), 8.75%, 11/15/2030(d)	2,500	2,706
Builders FirstSource, Inc., 6.38%, 03/01/2034(d)	1,650	1,681
Builders FirstSource, Inc., 6.75%, 05/15/2035(d)	2,500	2,577
Gates Corp., 6.88%, 07/01/2029(d)	1,000	1,038

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2025 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Lottomatica Group SpA, 11.00%, 08/15/2032(d)	$1,000	$909
OneSky Flight, LLC, 8.88%, 12/15/2029(d)	3,000	3,124
Standard Building Solutions, Inc., 6.50%, 08/15/2032(d)	3,000	3,074
United Rentals, Inc., 6.13%, 03/15/2034(d)	2,000	2,060
		18,205
Consumer Durables and Apparel 0.7%
Ashton Woods USA, LLC, 6.63%, 01/15/2028(d)	2,500	2,510
Consumer Services 3.2%
Caesars Entertainment, Inc., 8.13%, 07/01/2027(d)	1,940	1,948
Hilton Domestic Operating Co., Inc., 5.75%, 05/01/2028(d)	4,000	4,009
MGM Resorts International, 6.50%, 04/15/2032	2,500	2,540
Six Flags Entertainment Corp., 7.00%, 07/01/2025(d)	1,379	1,379
Station Casinos, LLC, 6.63%, 03/15/2032(d)	1,200	1,230
		11,106
Energy 10.5%
Antero Resources Corp., 7.63%, 02/01/2029(d)	2,222	2,281
Ascent Resources — Utica ,LLC, 6.63%, 07/15/2033(d)	1,000	1,015
Blue Racer Midstream, LLC, 6.63%, 07/15/2026(d)	1,500	1,501
Blue Racer Midstream, LLC, 7.00%, 07/15/2029(d)	1,500	1,563
DCP Midstream Operating, LP, 8.13%, 08/16/2030	3,330	3,867
Moss Creek Resources Holdings, Inc., 8.25%, 09/01/2031(d)	3,685	3,584
Occidental Petroleum Corp., 8.88%, 07/15/2030	3,500	3,998
Parkland Corp., (Canada), 6.63%, 08/15/2032(d)	2,000	2,044
Sunoco, LP, 7.25%, 05/01/2032(d)	3,125	3,282
Tallgrass Energy Partners, LP, 7.38%, 02/15/2029(d)	2,500	2,569

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
TransMontaigne Partners, LLC, 8.50%, 06/15/2030(d)	$2,750	$2,861
Transocean, Inc., (Cayman Islands), 6.80%, 03/15/2038	1,061	746
Transocean, Inc., (Cayman Islands), 8.75%, 02/15/2030(d)	600	617
Western Midstream Operating, LP, 5.25%, 02/01/2050	2,125	1,789
Williams Cos., Inc., 8.75%, 03/15/2032	4,000	4,813
		36,530
Equity Real Estate Investment Trusts (REITs) 1.1%
HAT Holdings I, LLC, 8.00%, 06/15/2027(d)	3,778	3,936
Financial Services 3.3%
Ally Financial, Inc., 8.00%, 11/01/2031	2,000	2,276
CHS/Community Health Systems, Inc., 10.88%, 01/15/2032(d)	1,500	1,590
Ford Motor Credit Co., LLC, 6.80%, 05/12/2028	2,500	2,584
Ford Motor Credit Co., LLC, 6.95%, 06/10/2026	1,000	1,014
Ford Motor Credit Co., LLC, 7.35%, 11/04/2027	1,465	1,521
Shift4 Payments, LLC, 6.75%, 08/15/2032(d)	400	416
Summit Midstream Holdings, LLC, 8.63%, 10/31/2029(d)	2,200	2,246
		11,647
Healthcare Equipment and Services 1.0%
LifePoint Health, Inc., 8.38%, 02/15/2032(d)	800	853
Molina Healthcare, Inc., 6.25%, 01/15/2033(d)	2,500	2,541
		3,394
Insurance 1.5%
Acrisure, LLC, 7.50%, 11/06/2030(d)	1,081	1,117
Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer, 6.75%, 04/15/2028(d)	2,500	2,539
Howden U.K. Refinance PLC, (Great Britain), 7.25%, 02/15/2031(d)	1,400	1,450
		5,106

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2025 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Materials 3.5%
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	$4,350	$4,518
JH North America Holdings ,Inc., 6.13%, 07/31/2032(d)	1,850	1,881
Kobe U.S. Midco 2, Inc., 9.25% PIK, 11/01/2026(d)	1,621	1,451
Quikrete Holdings, Inc., 6.38%, 03/01/2032(d)	2,750	2,832
Trident TPI Holdings, Inc., 12.75%, 12/31/2028(d)	1,500	1,591
		12,273
Media and Entertainment 4.4%
Belo Corp., 7.25%, 09/15/2027	3,250	3,351
Charter Communications Operating, LLC, 6.10%, 06/01/2029	1,650	1,727
Charter Communications Operating, LLC, 6.55%, 06/01/2034	1,650	1,761
Fox Corp., 6.50%, 10/13/2033	3,000	3,246
Live Nation Entertainment, Inc., 6.50%, 05/15/2027(d)	3,250	3,298
Univision Communications, Inc., 8.00%, 08/15/2028(d)	2,000	2,029
		15,412
Pharmaceuticals, Biotechnology and Life Sciences 1.3%
1261229 BC, Ltd., (Canada), 10.00%, 04/15/2032(d)	1,500	1,513
IQVIA, Inc., 6.25%, 06/01/2032(d)	2,850	2,926
		4,439
Semiconductors and Semiconductor Equipment 0.7%
Amkor Technology, Inc., 6.63%, 09/15/2027(d)	2,500	2,506
Software and Services 3.3%
Beacon Roofing Supply, Inc., 6.75%, 04/30/2032(d)	1,000	1,030
Fair Isaac Corp., 6.00%, 05/15/2033(d)	2,000	2,020
Leidos, Inc., 7.13%, 07/01/2032	2,500	2,764
Open Text Corp., (Canada), 6.90%, 12/01/2027(d)	3,000	3,106
SS&C Technologies, Inc., 6.50%, 06/01/2032(d)	2,500	2,595
		11,515

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Technology Hardware and Equipment 2.8%
Amentum Holdings, Inc., 7.25%, 08/01/2032(d)	$3,250	$3,345
Dell International, LLC, 6.02%, 06/15/2026	875	884
Dell International, LLC, 6.10%, 07/15/2027	1,500	1,550
Diebold Nixdorf, Inc., 7.75%, 03/31/2030(d)	2,250	2,390
Insight Enterprises, Inc., 6.63%, 05/15/2032(d)	1,500	1,545
		9,714
Telecommunication Services 3.8%
Bell Telephone Co of Canada or Bell Canada, (Canada), 5yr. CMT + 2.39%, 6.88%, 09/15/2055(c)	500	510
Bell Telephone Co of Canada or Bell Canada, (Canada), 5yr. CMT + 2.36%, 7.00%, 09/15/2055(c)	500	507
Iliad Holding S.A.S, (France), 7.00%, 10/15/2028(d)	1,000	1,018
Level 3 Financing, Inc., 10.00%, 10/15/2032(d)	750	758
Lumen Technologies, Inc., 10.00%, 10/15/2032(d)	1,750	1,787
Minimax Viking GmbH, 11.00%, 11/15/2029(d)	1,118	1,282
Rogers Communications, Inc., (Canada), 5yr. CMT + 2.65%, 7.00%, 04/15/2055(c)	1,500	1,530
Rogers Communications, Inc., (Canada), 5yr. CMT + 2.62%, 7.13%, 04/15/2055(c)	500	507
Sprint, LLC, 7.63%, 03/01/2026	5,250	5,300
		13,199
Transportation 2.7%
GLP Capital, LP, 5.38%, 04/15/2026	3,000	3,001
Hamilton Projects Acquiror, LLC, 6.25%, 06/01/2028(d)	3,500	3,551
Mileage Plus Holdings, LLC, 6.50%, 06/20/2027(d)	2,300	2,303
Uber Technologies, Inc., 7.50%, 09/15/2027(d)	545	550
		9,405

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2025 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Utilities 3.2%
CQP Holdco, LP, 7.50%, 12/15/2033(d)	$1,750	$1,898
NRG Energy, Inc., 6.25%, 11/01/2034(d)	2,000	2,041
Venture Global Plaquemines LNG, LLC, 6.50%, 01/15/2034(d)(g)	750	750
Venture Global Plaquemines LNG, LLC, 7.50%, 05/01/2033(d)	1,500	1,606
Venture Global Plaquemines LNG, LLC, 7.75%, 05/01/2035(d)	1,500	1,624
Vistra Operations Co, LLC, 7.75%, 10/15/2031(d)	3,000	3,191
		11,110
Total Corporate Bonds (Cost: $180,413)		184,039

Collateralized Loan Obligations 44.9%(d)(f)

Collateralized Loan Obligations — Debt 24.4%(b)(c)
Investment Funds and Vehicles 24.4%
Atrium XIV, LLC, (Cayman Islands), 3M LIBOR + 6.50%, 10.76%, 10/16/2037	2,800	2,810
Atrium XV, (Cayman Islands), 3M LIBOR + 6.50%, 10.76%, 07/16/2037	1,188	1,187
Bain Capital Credit CLO 2020-1, Ltd., (Cayman Islands), 3M LIBOR + 7.15%, 11.42%, 04/18/2033	1,000	1,003
Bain Capital Credit CLO, Ltd. 2021-5, (Cayman Islands), 3M LIBOR + 6.76%, 11.04%, 10/23/2034	2,000	1,940
Ballyrock CLO 26, Ltd., (Cayman Islands), 3M LIBOR + 6.10%, 10.38%, 07/25/2037	950	963
Benefit Street Partners CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.15%, 10.42%, 10/20/2037	2,750	2,772
Benefit Street Partners CLO XXXIV, Ltd., (Cayman Islands), 3M LIBOR + 6.70%, 10.98%, 07/25/2037	500	509
Benefit Street Partners CLO XXXV, Ltd., (Jersey), 3M LIBOR + 6.10%, 10.38%, 04/25/2037	750	763
Brookhaven Park CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 10.77%, 04/19/2037	500	503
Captree Park CLO, Ltd., (Jersey), 3M LIBOR + 6.00%, 10.27%, 07/20/2037	875	885

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
Carlyle US CLO 2024-1, Ltd., (Cayman Islands), 3M LIBOR + 6.92%, 11.18%, 04/15/2037	$548	$558
Carlyle US CLO 2024-2, Ltd., (Cayman Islands), 3M LIBOR + 6.85%, 11.13%, 04/25/2037	1,000	1,018
Carlyle US CLO 2024-3, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 10.68%, 07/25/2036	1,600	1,627
Carlyle US CLO, 2019-3 Ltd., (Cayman Islands), 3M LIBOR + 7.34%, 11.61%, 04/20/2037	1,650	1,682
Carlyle US CLO, 2021 11A Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 10.78%, 07/25/2037	500	497
Carlyle US CLO, 2022-5 Ltd., (Cayman Islands), 3M LIBOR + 7.10%, 11.36%, 10/15/2037	2,095	2,125
Cedar Funding CLO II, Ltd., (Cayman Islands), 3M LIBOR + 7.56%, 11.83%, 04/20/2034	1,750	1,757
CIFC Funding Ltd. 2021-1A, (Cayman Islands), 3M LIBOR + 6.00%, 10.28%, 07/25/2037	1,150	1,154
CIFC Funding, Ltd. 2019-4A, (Cayman Islands), 3M LIBOR + 6.86%, 11.12%, 10/15/2034	1,500	1,500
CIFC Funding, Ltd. 2021-VI, (Cayman Islands), 3M LIBOR + 6.51%, 10.77%, 10/15/2034	2,000	2,009
CIFC Funding, Ltd. 2021-VII, (Cayman Islands), 3M LIBOR + 6.61%, 10.89%, 01/23/2035	2,406	2,422
Dryden 104 CLO, Ltd., (Cayman Islands), 3M LIBOR + 7.40%, 11.72%, 08/20/2034	2,878	2,900
Dryden 115 CLO, Ltd., (Jersey), 3M LIBOR + 7.10%, 11.37%, 04/18/2037	1,000	1,020
Elmwood CLO 20, Ltd., (Cayman Islands), 3M LIBOR + 6.00%, 10.28%, 01/17/2037	2,000	2,006
Elmwood CLO 28, Ltd., (Cayman Islands), 3M LIBOR + 6.00%, 10.28%, 04/17/2037	500	508
Elmwood CLO I, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 10.67%, 04/20/2037	3,000	2,997
Elmwood CLO IV, Ltd., (Cayman Islands), 3M LIBOR + 6.15%, 10.42%, 04/18/2037	1,369	1,374
Elmwood CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 10.52%, 04/20/2037	2,514	2,506

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2025 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
Empower CLO , Ltd., (Jersey), 3M LIBOR + 7.82%, 12.09%, 01/20/2037	$250	$252
Flatiron CLO 21 Ltd., (Cayman Islands), 3M LIBOR + 5.90%, 10.17%, 10/19/2037	250	250
Flatiron CLO 24, Ltd., (Jersey), 3M LIBOR + 7.83%, 12.09%, 01/15/2037	250	255
Freeport LNG investments, LLLP, (Cayman Islands), 3M LIBOR + 0.00%, 7.94%, 04/20/2038	1,900	1,918
Generate CLO 14, Ltd., (Cayman Islands), 3M LIBOR + 6.75%, 11.03%, 04/22/2037	500	501
Generate CLO 16, Ltd., (Cayman Islands), 3M LIBOR + 6.15%, 10.42%, 07/20/2037	500	503
Golub Capital Partners CLO 60B, Ltd., (Cayman Islands), 3M LIBOR + 6.00%, 10.28%, 10/25/2034	1,250	1,251
Invesco CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.41%, 10.67%, 07/15/2034	1,000	974
KKR CLO 45A Ltd, (Cayman Islands), 3M LIBOR + 7.30%, 11.56%, 04/15/2035	1,000	1,006
KKR CLO 46, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 11.27%, 10/20/2037	250	251
Madison Park Funding LIX, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 10.67%, 04/18/2037	1,350	1,350
Madison Park Funding LV, Ltd., (Cayman Islands), 3M LIBOR + 6.00%, 10.27%, 07/18/2037	1,000	992
Madison Park Funding LVII, Ltd., (Cayman Islands), 3M LIBOR + 6.70%, 10.98%, 07/27/2034	1,185	1,181
Madison Park Funding LXI, Ltd., (Jersey), 3M LIBOR + 7.68%, 11.95%, 01/20/2037	250	255
Madison Park Funding LXIX Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 10.53%, 07/25/2037	1,000	1,015
Madison Park Funding XIV, Ltd., (Cayman Islands), 3M LIBOR + 8.03%, 12.30%, 10/22/2030	2,500	2,164
Madison Park Funding XXXI, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 10.68%, 07/23/2037	775	775
Madison Park Funding XXXII, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 10.67%, 07/22/2037	3,000	2,994
Madison Park Funding XXXIV Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 10.76%, 10/16/2037	850	849

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
Madison Park Funding XXXV, Ltd., (Cayman Islands), 3M LIBOR + 6.36%, 10.63%, 04/20/2032	$1,500	$1,505
Madison Park Funding XXXVII, Ltd., (Cayman Islands), 3M LIBOR + 6.60%, 10.86%, 04/15/2037	500	501
Magnetite XXIV, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 10.66%, 04/15/2035	2,750	2,757
Magnetite XXIX, Ltd., (Cayman Islands), 3M LIBOR + 6.00%, 10.26%, 07/15/2037	250	254
Milford Park CLO, Ltd., (Jersey), 3M LIBOR + 0.00%, 7.83%, 01/20/2038	1,500	1,511
Oak Hill Credit Partners X-R, Ltd., (Cayman Islands), 3M LIBOR + 4.40%, 8.67%, 04/20/2038	1,500	1,491
OCP CLO 2021-21, Ltd., (Cayman Islands), 3M LIBOR + 0.00%, 7.82%, 01/20/2038	1,700	1,701
Octagon Investment Partners 49, Ltd., (Cayman Islands), 3M LIBOR + 7.33%, 11.59%, 04/15/2037	1,000	1,003
OHA Credit Funding 12, Ltd. 2022-12, (Bermuda), 3M LIBOR + 8.00%, 12.27%, 07/20/2036	1,975	1,997
OHA Credit Funding 3, Ltd., (Cayman Islands), 3M LIBOR + 5.00%, 9.27%, 01/20/2038	1,000	995
OHA Credit Partners XIII, Ltd., (Cayman Islands), 3M LIBOR + 5.75%, 10.02%, 10/21/2037	610	615
OHA Loan Funding 2013-1, Ltd., (Cayman Islands), 3M LIBOR + 5.90%, 10.18%, 04/23/2037	1,500	1,519
Sixth Street CLO XX, Ltd, (Cayman Islands), 3M LIBOR + 6.41%, 10.68%, 10/20/2034	1,500	1,500
Tallman Park CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.61%, 10.88%, 04/20/2034	2,000	2,000
TCI-Flatiron CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 6.41%, 10.69%, 01/29/2032	3,000	3,010
Trimaran Cavu 2021-1, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 11.28%, 07/23/2037	625	627
Voya CLO , Ltd., (Cayman Islands), 3M LIBOR + 6.05%, 10.32%, 07/20/2037	350	354
		85,071

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2025 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
Collateralized Loan Obligations — Equity 20.5%
Investment Funds and Vehicles 20.5%
AIMCO CLO 23, Ltd., (Cayman Islands), 04/20/2038	$1,860	$1,753
AIMCO CLO XI, Ltd., (Cayman Islands), 19.91%, 10/17/2034	2,180	1,810
AIMCO CLO XVI, Ltd., (Cayman Islands), 14.70%, 07/17/2037	1,208	874
AIMCO CLO XX, Ltd., (Cayman Islands), 12.55%, 10/16/2036	1,588	1,241
AIMCO CLO XXII, Ltd., (Jersey), 13.86%, 04/19/2037	410	333
Allegro CLO V, Ltd., (Cayman Islands), 10/16/2030	2,000	—
Atrium XIV, LLC, (Cayman Islands), 16.06%, 10/16/2037	6,744	3,743
Bain Capital Credit CLO 2024-2, Ltd., (Jersey), 14.20%, 07/15/2037	960	740
Bain Capital Credit CLO, Ltd. 2020-2, (Cayman Islands), 27.54%, 07/19/2034	1,250	527
Bain Capital Credit CLO, Ltd. 2022-1, (Cayman Islands), 4.77%, 04/18/2035	1,500	632
Benefit Street Partners Clo XXXVII, Ltd., (Cayman Islands), 15.46%, 01/25/2038	1,950	2,090
Blueberry Park CLO, Ltd., (Jersey), 0.13%, 10/20/2037	1,840	109
Blueberry Park CLO, Ltd., (Jersey), 13.84%, 10/20/2037	1,840	1,411
Carlyle Global Market Strategies CLO, Ltd. 2018-3, (Cayman Islands), 10/15/2030	3,223	999
Carlyle US CLO 2024-3, Ltd., (Cayman Islands), 13.30%, 07/25/2036	2,250	1,592
Carlyle US CLO 2024-5, Ltd., (Cayman Islands), 13.37%, 10/25/2036	1,580	1,327
CIFC Funding 2024-III, Ltd., (Cayman Islands), 12.83%, 07/21/2037	400	335
CIFC Funding 2024-IV, Ltd., (Cayman Islands), 13.69%, 10/16/2037	1,830	1,649
CIFC Funding, Ltd. 2020-3A, (Cayman Islands), 17.85%, 10/20/2034	1,996	1,268
CIFC Funding, Ltd. 2021-5A, (Cayman Islands), 15.31%, 01/15/2038	2,986	1,969
Dryden 98 CLO, Ltd., (Cayman Islands), 10.52%, 04/20/2035	1,100	505
Elmwood CLO 26, Ltd., (Cayman Islands), 10.21%, 04/18/2037	500	350

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
Elmwood CLO 32, Ltd., (Cayman Islands), 13.47%, 10/18/2037	$1,770	$1,452
Elmwood CLO 35, Ltd., (Cayman Islands), 12.55%, 10/18/2037	1,020	831
Elmwood CLO XI, Ltd., (Cayman Islands), 17.95%, 10/20/2034	1,280	1,126
Generate Clo 18, Ltd., (Cayman Islands), 16.79%, 01/20/2038	4,190	4,010
Invesco CLO 2021-3, Ltd., (Cayman Islands), 10/22/2034	113	32
Invesco CLO 2021-3, Ltd., (Cayman Islands), 21.75%, 10/22/2034	1,130	401
KKR CLO 50 Ltd, (Cayman Islands), 7.61%, 04/20/2037	1,151	749
LCM XV, LP, (Cayman Islands), 07/20/2030	5,875	126
Madison Park Funding LIII, Ltd., (Cayman Islands), 7.16%, 04/21/2035	2,188	1,121
Madison Park Funding LIX, Ltd., (Cayman Islands), 5.65%, 04/18/2037	2,762	1,767
Madison Park Funding LXVI, Ltd., (Cayman Islands), 13.53%, 10/21/2037	560	548
Madison Park Funding LXVII, Ltd., (Cayman Islands), 10.69%, 04/25/2037	250	208
Madison Park Funding LXXI, Ltd., (Cayman Islands), 04/23/2038	630	635
Madison Park Funding XII, Ltd., (Cayman Islands), 07/20/2026	4,000	1
Madison Park Funding XXII, Ltd., (Cayman Islands), 13.22%, 01/15/2033	6,193	3,292
Madison Park Funding XXX, Ltd., (Cayman Islands), 13.45%, 07/16/2027	2,715	1,391
Madison Park Funding XXXI, Ltd., (Cayman Islands), 9.54%, 07/23/2037	2,000	983
Madison Park Funding XXXII, Ltd., (Cayman Islands), 12.69%, 01/22/2048	2,472	1,190
Madison Park Funding, Ltd., (Cayman Islands), 15.40%, 07/21/2038	1,589	1,063
Magnetite XLIV Ltd., 11.92%, 10/15/2037	2,400	1,982
Magnetite XXVIII, Ltd., (Cayman Islands), 19.86%, 01/20/2035	2,803	2,249
Magnetite XXXVIII, Ltd., 8.67%, 04/15/2037	250	192
Oaktree CLO, Ltd. 2015-1, (Cayman Islands), 10/20/2027	4,000	74
OCP CLO 2024-34, Ltd., 14.62%, 10/15/2037	450	357

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2025 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
OHA Credit Funding 1, Ltd., (Cayman Islands), 10.44%, 04/20/2037	$5,700	$4,371
OHA Credit Partners VII, Ltd., (Cayman Islands), 25.90%, 02/20/2038	2,672	1,641
OHA Credit Partners XI, Ltd., (Cayman Islands), 9.84%, 04/20/2037	400	225
OHA Credit Partners XIV, Ltd., (Cayman Islands), 13.04%, 07/21/2037	753	573
OHA Credit Partners XVI, (Cayman Islands), 16.86%, 10/18/2034	1,675	1,271
OHA Credit Partners XVII, Ltd., (Cayman Islands), 11.82%, 01/18/2038	610	567
OHA Loan Funding, Ltd. 2016-1, (Cayman Islands), 18.46%, 07/20/2037	3,613	2,181
RR 19, Ltd., (Cayman Islands), 18.34%, 10/15/2121	2,471	2,018
RR 38, Ltd., (Cayman Islands), 13.14%, 04/15/2040	470	412
RRX 7 Ltd. 2022-7, (Cayman Islands), 7.94%, 07/15/2122	3,875	1,803
Signal Peak CLO XI Ltd., (Cayman Islands), 18.91%, 07/18/2037	1,750	1,571
Voya CLO 2024-1, Ltd., (Cayman Islands), 13.88%, 04/15/2037	2,142	1,703
Wellman Park CLO, Ltd., (Cayman Islands), 07/15/2034	6,070	170
Wellman Park CLO, Ltd., (Cayman Islands), 14.02%, 07/20/2037	2,500	1,620
		71,163
Total Collateralized Loan Obligations (Cost: $163,409)		156,234
Total Investments — 159.8% (Cost: $559,005)		$556,430
Liabilities in Excess of Other Assets — (59.8%)		(208,321)
Net Assets — 100.0%		$348,109

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2025 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. Investments are in United States enterprises and all principal balances shown are in U.S. Dollars unless otherwise noted.

(b)  Variable rate loans bear interest at a rate that may be determined by reference to the Secured Overnight Financing Rate ("SOFR"), the London Interbank Offered Rate ("LIBOR"), Euro InterBank Offered Rate ("EURIBOR"), the U.S. Prime Rate ("PRIME"), or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually, semi-annually, quarterly, bi-monthly, monthly or daily. SOFR based contracts may include a credit spread adjustment that is charged in addition to the base rate and the stated spread. For each such loan, Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") has provided the interest rate in effect on the date presented.

(c)  Variable rate coupon rate shown as of June 30, 2025.

(d)  Senior Loans, Collateralized Loan Obligations and Corporate Bonds exempt from registration under Rule 144A, which as of June 30, 2025 represented 143.7% of the Fund's net assets or 89.9% of the Fund's total assets, are subject to legal restrictions on sales.

(e)  This loan or a portion of this loan represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon a spread plus the applicable reference rate determined at the time of purchase.

(f)  Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 4 of the Notes to Financial Statements).

(g)  When-Issued or delayed delivery security based on typical market settlement convention for such security.

(h)  As of June 30, 2025, the Fund had entered into the following commitment to fund a revolving senior secured loan. Such commitment is subject to the satisfaction of certain conditions set forth in the documents governing this loan and there can be no assurance that such conditions will be satisfied. See Note 2 of the Notes to Financial Statements for further information on revolving loan commitments.

Unfunded Issuer	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
Databricks, Inc.	$902	$—	$902
Ivanti Security Holdings, LLC	250	—	250
Kaman Corp.	215	—	215
Total	$1,367	$—	$1,367

  As of June 30, 2025, the aggregate cost of securities for Federal income tax purposes was $558,985.
Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$9,332
Gross unrealized depreciation	(11,887)
Net unrealized depreciation	$(2,555)

Currencies:

£  British Pounds

€  Euro Currency

$  U.S. Dollars

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

CMT  Constant Maturity Treasury

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Assets and Liabilities

June 30, 2025 (Unaudited)
(in thousands, except per share data)

Assets:
Investments, at value (cost $559,005)	$556,430
Cash and cash equivalents	5,518
Cash denominated in foreign currency, at value (cost $711)	776
Receivable for securities sold	3,657
Interest and principal receivable	6,363
Deferred offering costs, net	466
Other assets	177
Total assets	573,387
Liabilities:
Debt	108,211
Mandatory redeemable preferred shares (liquidation preference of $100,000, net of unamortized deferred issuance costs of $479)	99,521
Payable for securities purchased	14,393
Payable for interest expense and commitment fees	1,864
Payable for investment advisory fees	412
Accrued expenses and other payables	877
Total liabilities	225,278
Net assets	$348,109
Net assets consist of:
Paid-in capital	$453,168
Accumulated overdistributed earnings	(105,059)
Net assets	$348,109
Common shares:
Net assets	$348,109
Shares outstanding (authorized 1 billion shares of $0.001 par value)	23,873
Net asset value per share	$14.58

See accompanying Notes to Financial Statements.

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Operations

For the six months ended June 30, 2025 (Unaudited)
(in thousands)

Investment income:
Interest	$23,190
Total investment income	23,190
Expenses:
Interest and credit facility fees (Notes 6 and 7)	4,744
Investment advisory fees (Note 3)	2,757
Administrative services of the adviser (Note 3)	722
Other expenses	543
Total expenses	8,766
Tax expense (Note 9)	276
Total expenses	9,042
Net investment income	14,148
Net realized and unrealized gain/(loss) on investments and foreign currency
Net realized losses on investments	(2,298)
Net realized gains on foreign currency	45
Net unrealized gains on investments	1,158
Net unrealized losses on foreign currency	(910)
Net realized and unrealized losses on investments and foreign currency	(2,005)
Total increase in net assets resulting from operations	$12,143

See accompanying Notes to Financial Statements.

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Changes in Net Assets

(in thousands)

	For the Six Months Ended June 30, 2025 (Unaudited)	For the Year Ended December 31, 2024
Increase (decrease) in net assets from operations:
Net investment income	$14,148	$31,397
Net realized losses on investments and foreign currency	(2,253)	(7,951)
Net unrealized gains on investments and foreign currency	248	14,534
Net increase from operations	12,143	37,980
Distributions to shareholders from (Note 2):
Distributable earnings	(16,202)	(32,476)
Increase (decrease) in net assets from operations and distributions	(4,059)	5,504
Share transactions (Note 5):
Proceeds of shares issued	4,823	8,630
Value of distributions reinvested	924	782
Cost of shares repurchased (Note 5)	(610)	—
Net increase from share transactions	5,137	9,412
Total increase in net assets	1,078	14,916
Net Assets, beginning of period	347,031	332,115
Net Assets, end of period	$348,109	$347,031

See accompanying Notes to Financial Statements.

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Cash Flows

For the six months ended June 30, 2025 (Unaudited)
(in thousands)

Operating activities:
Net increase in net assets resulting from operations	$12,143
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(141,589)
Proceeds from the sale of investments	137,830
Amortization and accretion of discounts and premiums, net	32
Amortization of debt & preferred shares issuance costs	142
Net realized losses on investments	2,298
Net unrealized gains on investments	(1,158)
Receivable for securities sold	6,523
Interest and principal receivable	708
Other assets	13
Payable for securities purchased	(5,882)
Payable for investment advisory fees	1
Interest and commitment fee payable	(29)
Accrued expenses and other fees	(388)
Net cash provided by operating activities	10,644
Financing activities:
Borrowings on debt	51,539
Repayments of debt	(50,260)
Proceeds of shares issued	5,018
Cost of shares redeemed	(610)
Distributions paid to common shareholders	(15,438)
Net cash used by financing activities	(9,751)
Net increase in cash and cash equivalents	893
Cash and cash equivalents:
Beginning of period	5,401
End of period	$6,294
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and credit facility fees	$3,148

See accompanying Notes to Financial Statements.

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Financial Highlights

(in thousands, except per share data, percentages and as otherwise noted)

	For the Six Months Ended June 30, 2025 (Unaudited)		For the Year Ended December 31, 2024		For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*
Per share data:
Net asset value, beginning of period	$14.74		$14.49		$13.39		$16.60		$16.15		$17.02	$16.42
Income from investment operations:
Net investment income	0.58		1.35		1.51		1.31		1.26		1.19	0.17
Net realized and change in unrealized gain (loss)	(0.06)		0.31		0.95		(3.32)		0.36		(0.86)	0.65
Total increase (decrease) from investment operations	0.52		1.66		2.46		(2.01)		1.62		0.33	0.82
Less distributions declared to shareholders:
From net investment income	(0.68)		(1.41)		(1.36)		(1.20)		(1.17)		(1.20)	(0.22)
Total distributions declared to shareholders	(0.68)		(1.41)		(1.36)		(1.20)		(1.17)		(1.20)	(0.22)
Net asset value common shares, end of period	$14.58		$14.74		$14.49		$13.39		$16.60		$16.15	$17.02
Market value common shares, end of period	$14.22		$15.11		$13.75		$11.59		$16.33		$14.29	$15.35
Net asset value total return(a)	3.63	%(b)	11.77%		19.45%		(12.41)%		10.28%		3.00%	4.99	%(b)
Market value total return(c)	(1.30	)%(b)	21.13%		32.44%		(22.22)%		23.10%		2.33%	7.53	%(b)
Ratios to average net assets/ supplemental data:
Net assets, end of period	$348,109		$347,031		$332,115		$306,813		$380,301		$369,976	$390,096
Expenses, inclusive of interest expense and amortization of debt issuance	5.27	%(d)(e)	5.58	%(d)	5.00	%(d)	4.15	%(d)	2.82	%(d)	2.83%	3.36	%(e)
Expenses, exclusive of interest expense and amortization of debt issuance	2.50	%(e)	2.54%		2.58%		2.46%		2.08%		2.17%	2.20	%(e)
Net investment income	8.24	%(e)	9.27%		10.82%		8.90%		7.60%		8.04%	6.15	%(e)
Portfolio turnover rate	24	%(b)	60.62%		48.34%		51.20%		76.03%		127.09%	11.70	%(b)

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Per share data:
Net asset value, beginning of period	$17.50	$18.00	$17.04	$16.95	$18.72
Income from investment operations:
Net investment income	1.39	1.35	1.33	1.23	1.21
Net realized and change in unrealized gain (loss)	(1.18)	(0.56)	0.87	0.16	(1.58)
Total income (decrease) from investment operations	0.21	0.79	2.20	1.39	(0.37)
Less distributions declared to shareholders:
From net investment income	(1.29)	(1.29)	(1.24)	(1.23)	(1.33)
From net realized gains	—	—	—	—	(0.07)
From return of capital	—	—	—	(0.07)	— (f)
Total distributions declared to shareholders	(1.29)	(1.29)	(1.24)	(1.30)	(1.40)
Net asset value common shares, end of period	$16.42	$17.50	$18.00	$17.04	$16.95
Market value common shares, end of period	$14.48	$14.97	$16.45	$14.70	$14.37
Net asset value total return(a)	1.23%	4.47%	13.33%	8.98%	(2.11)%
Market value total return(c)	5.49%	(1.43)%	20.91%	12.47%	(6.74)%
Ratios to average net assets/ supplemental data:
Net assets, end of period	$376,282	$401,956	$413,386	$391,787	$398,044
Expenses, inclusive of interest expense and amortization of debt issuance	3.37%	3.20%	2.90%	2.96%	2.83%
Expenses, exclusive of interest expense and amortization of debt issuance	2.03%	2.02%	2.08%	2.34%	2.39%
Net investment income	8.16%	7.54%	7.52%	7.68%	6.51%
Portfolio turnover rate	78.40%	82.47%	84.35%	92.30%	89.67%

*  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

(a)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year.

(b)  Not annualized.

(c)  Based on market value per share (beginning market value common shares $20.00). Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan.

(d)  Includes stated dividends and amortization of deferred issuance costs on the mandatory redeemable preferred shares. See Note 7 of the Notes to Financial Statements.

(e)  Annualized.

(f)  Less than $0.005.

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

Information about the Fund's senior securities as of June 30, 2025, December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019, October 31, 2019, October 31, 2018, October 31, 2017, October 31, 2016, October 31, 2015 is shown in the following table.

	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Class and Period Ended
Revolving Credit Facility (State Street Bank and Trust Company)
June 30, 2025 (Unaudited)	$108,211	$5,141	—	N/A
December 31, 2024	106,932	5,179	—	N/A
December 31, 2023	63,539	7,801	—	N/A
December 31, 2022	68,764	6,916	—	N/A
December 31, 2021	118,874	5,040	—	N/A
December 31, 2020	162,594	3,275	—	N/A
December 31, 2019	163,316	3,389	—	N/A
October 31, 2019	169,487	3,220	—	N/A
October 31, 2018	165,414	3,430	—	N/A
October 31, 2017	170,160	3,429	—	N/A
October 31, 2016	168,027	3,332	—	N/A
October 31, 2015	168,984	3,356	—	N/A
Mandatory Redeemable Preferred Shares*
June 30, 2025 (Unaudited)	$100,000	$66.80	25.00	N/A
December 31, 2024	100,000	66.91	25.00	N/A
December 31, 2023	100,000	75.77	25.00	N/A
December 31, 2022	100,000	70.45	25.00	N/A
December 31, 2021	100,000	68.44	25.00	N/A

*  There were no mandatory redeemable preferred shares outstanding as of December 31, 2013 through December 31, 2020.

(a)  Total amount of each class of senior securities outstanding at principal value at the end of the period presented.

(b)  The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness as calculated separately for each of the mandatory redeemable preferred shares and the credit facilities in accordance with Section 18(h) of the Investment Company Act of 1940, as amended. With respect to the mandatory redeemable preferred shares, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding mandatory redeemable preferred shares (based on a per share liquidation preference of $25). With respect to the credit facilities, the asset coverage ratio is multiplied by $1,000 to determine the "Asset Coverage Per Unit".

(c)  The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The "—" in this column indicates that the U.S. Securities and Exchange Commission expressly does not require this information to be disclosed for certain types of senior securities.

(d)  Not applicable to senior securities outstanding as of period end.

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements

June 30, 2025 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) ("ARDC" or the "Fund") is a corporation incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end, diversified, management investment company, and intends to qualify each year to be treated as a Regulated Investment Company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund commenced operations on November 27, 2012.

The Fund's investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations ("CLOs") and other asset-backed securities. Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." The Fund's investments in CLOs may include investments in subordinated tranches of CLO securities. The Adviser (as defined below) will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund's portfolio. Under normal market conditions, the Fund will not invest more than (i) 45% of its Managed Assets (as defined below) in CLOs and other asset-backed securities, or (ii) 15% of its Managed Assets in subordinated (or residual) tranches of CLO securities. "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness.

The Fund is externally managed by Ares Capital Management II LLC (the "Adviser") pursuant to an investment advisory and management agreement (the "Investment Advisory Agreement"). The Adviser was registered as an investment adviser with the SEC under the Investment Advisers Act of 1940 (the "Advisers Act") on June 9, 2011 and serves as the investment adviser to the Fund. The Adviser oversees the management of the Fund's activities and is responsible for making investment decisions for the Fund's portfolio. Ares Operations LLC, a subsidiary of Ares Management Corporation ("Ares Management"), provides certain administrative and other services necessary for the Fund to operate.

Fiscal Year End Change

On September 25, 2019, the Fund's board of directors approved a change to the fiscal year end of the Fund from October 31 to December 31. Accordingly, the Fund's financial highlights include information as of and for the year ended December 31, 2020, the two month period ended December 31, 2019, and the year ended October 31, 2019.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and includes the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies. The financial statements reflect all adjustments and reclassifications, that, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition as of and for the periods presented.

Cash and Cash Equivalents

Cash and cash equivalents include funds from time to time deposited with financial institutions. Cash and cash equivalents are carried at cost, which approximates fair value.

Concentration of Credit Risk

The Fund places its cash and cash equivalents with financial institutions and, at times, cash held in depository or money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

Pursuant to Rule 2a-5 under the Investment Company Act, the Fund's board of directors designated the Fund's Adviser as the Fund's valuation designee (the "Valuation Designee") to perform the fair value determinations for investments held by the Fund without readily available market quotations, subject to the oversight of the Fund's board of directors. All

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

investments are recorded at their fair value. See Note 4 for more information on the Fund's valuation process.

Interest Income Recognition

Interest income is recorded on an accrual basis and includes the accretion of discounts, amortization of premiums and payment-in-kind ("PIK") interest. Discounts from and premiums to par value on investments purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. To the extent loans contain PIK provisions, PIK interest, computed at the contractual rate specified in each applicable agreement, is accrued and recorded as interest income and added to the principal balance of the loan. PIK interest income added to the principal balance is generally collected upon repayment of the outstanding principal. To maintain the Fund's tax treatment as a RIC, this non-cash source of income must be paid out to shareholders in the form of dividends for the year the income was earned, even though the Fund has not yet collected the cash. The amortized cost of investments represents the original cost adjusted for any accretion of discounts, amortization of premiums and PIK interest.

Loans and corporate bonds are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan or corporate bond is placed on non-accrual status. Interest payments received on non-accrual loans and corporate bonds may be recognized as income or applied to principal depending upon the Fund's judgment regarding collectability. Non-accrual loans and corporate bonds are restored to accrual status when past due principal and interest are paid or there is no longer any reasonable doubt that such principal or interest will be collected in full and, in the Fund's judgment, are likely to remain current. The Fund may make exceptions to this policy if the loan or corporate bond has sufficient collateral value (i.e., typically measured as enterprise value of the portfolio company) or is in the process of collection.

CLO equity investments recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows, as required by ASC Topic 325-40, Beneficial Interest in Securitized Financial Assets.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments in the accompanying statement of operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Mandatory Redeemable Preferred Shares

The Fund carries its mandatory redeemable preferred shares ("MRPS") at amortized cost and they are included as a liability in the accompanying statement of assets and liabilities. See Note 7 for further details.

Debt and Mandatory Redeemable Preferred Shares Issuance Costs

Debt and MRPS issuance costs are amortized over the life of the relevant senior secured revolving credit facility and MRPS using the straight line method.

Income Taxes

The Fund has elected to be treated as a RIC under the Code, and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Fund must (among other requirements) meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders all or substantially all of its investment

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Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

company taxable income, as defined by the Code, for each year. The Fund has made and intends to continue to make the requisite distributions to its shareholders, which will generally relieve the Fund from U.S. federal corporate-level income taxes.

Depending on the level of taxable income earned in a tax year, the Fund may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Fund determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, the Fund accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

For tax purposes, the distributions to holders of MRPS as described in Note 7 are treated as dividends.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the financial statements and reflected as an adjustment to the fair value of the related security in the Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded.

Distributions to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its net investment income available to common shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income. The Fund intends to pay any capital gains distributions at least annually. Dividends to shareholders are recorded on the ex-dividend date.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than another. The Fund will make distributions only if authorized by its board of directors and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund's net asset value and, over time, potentially increase the Fund's expense ratios. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The board of directors may elect to change the Fund's distribution policy at any time.

Segment Reporting

In accordance with ASC Topic 280, Segment Reporting ("ASC 280"), the Fund has determined that it has a single operating and reporting segment. As a result, the Fund's segment accounting policies are the same as described herein and the Fund does not have any intra-segment sales and transfers of assets.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and such differences may be material.

Recent Accounting Pronouncements

The Fund considers the applicability and impact of all accounting standard updates ("ASUs") issued by the Financial Accounting Standards Board (the "FASB"). The Fund has assessed currently issued ASUs and has determined that they are not applicable or expected to have minimal impact on its financial statements.

In December 2023, the FASB issued ASU 2023-09, "Income Taxes (Topic 740): Improvements to Income Tax Disclosures ("ASU 2023-09")," which intends to improve the transparency of income tax disclosures. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024 and is to be adopted on a prospective basis with the option to apply retrospectively. The Fund is currently assessing the impact of this guidance, however, the Fund does not expect a material impact on its financial statements.

In November 2024, the FASB issued ASU 2024-03, Income Statement — Reporting Comprehensive Income — Expense

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Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

Disaggregation Disclosures ("ASU 2024-03"), which requires disaggregated disclosure of certain costs and expenses, including purchases of inventory, employee compensation, depreciation, amortization and depletion, within relevant income statement captions. ASU 2024-03 is effective for fiscal years beginning after December 15, 2026, and interim periods beginning with the first quarter ended March 31, 2028. Early adoption and retrospective application is permitted. The Fund is currently assessing the impact of this guidance, however, the Fund does not expect a material impact on its financial statements.

(3) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Advisers Act. The Adviser is an affiliate of Ares Management and leverages Ares Management's entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares Management's investment professionals.

The Adviser provides certain investment advisory and administrative services to the Fund pursuant to the Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay the Adviser a management fee at an annual rate of 1.00% of the average daily value of the Fund's total assets (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness. The management fee incurred by the Fund for the six months ended June 30, 2025 was $2,767. In connection with the distribution of the Fund's common shares pursuant to its "at the market" offering, the Adviser may elect from time to time, in its sole discretion, to waive its right to receive a portion of the investment advisory fee corresponding to the amount of commission received by the Distributor (as defined below) and not paid to the Sub-Placement Agent (as defined below). This amount is included in the investment advisory fees in the accompanying statement of operations. For the six months ended June 30, 2025, the amount waived was $10. See Note 5 for more information on the "at the market" offering.

In addition to advisory services, the Adviser and its affiliates provide certain administrative services to the Fund at the Fund's request. Under the Investment Advisory Agreement, the Adviser may seek reimbursement from the Fund for the costs of these administrative services provided to the Fund by the Adviser and its affiliates. The Fund incurred such administrative costs of $421 for the six months ended June 30, 2025.

The Fund has engaged State Street Bank and Trust Company ("State Street") to serve as the Fund's administrator, custodian and transfer agent. Under the service agreements between State Street and the Fund, State Street provides certain administrative services necessary for the operation of the Fund. Such services include maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. State Street also performs custodial, fund accounting and portfolio accounting services, as well as transfer agency and dividend paying services with respect to the common shares. The Fund pays State Street for these services. The total expenses incurred by the Fund under the service agreements with State Street for the six months ended June 30, 2025 were $167.

The Fund has retained Destra Capital Advisors LLC ("Destra") to provide investor support services in connection with the ongoing operations of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the New York Stock Exchange ("NYSE") specialist for the Fund's common shares and with the closed-end fund analyst community regarding the Fund on a regular basis, and maintaining a website for the Fund. Effective January 1, 2021, the Fund pays Destra a variable service fee based on the Fund's closing stock price to net asset value at the end of each day. The total expenses incurred by the Fund under the agreement with Destra for the six months ended June 30, 2025 were $134.

(4) Fair Value of Financial Instruments

The Fund follows ASC 825-10, Recognition and Measurement of Financial Assets and Financial Liabilities ("ASC 825-10"), which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and a better understanding of the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Fund has not elected the ASC 825-10 option to report selected financial assets and liabilities at fair value. With the exception of the line items entitled "other assets", "mandatory redeemable preferred shares", and "debt," which are reported at amortized cost, the carrying value of all other assets and liabilities approximate fair value.

The Fund also follows ASC 820-10, Fair Value Measurements and Disclosures ("ASC 820-10"), which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value

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Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•  Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable either directly or indirectly.

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Valuation Designee continues to employ its net asset valuation policy and procedures that have been reviewed by the Fund's board of directors in connection with their designation of the Adviser as the Fund's valuation designee and are consistent with the provisions of Rule 2a-5 under the Investment Company Act and ASC 820-10 (see Note 2 for more information). Consistent with its valuation policy and procedures, the Valuation Designee evaluates the source of inputs, including any markets in which the Fund's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. For investments where there is not a readily available market value, the fair value of these investments must typically be determined using unobservable inputs.

The investments classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Valuation Designee obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Valuation Designee is responsible for all inputs and assumptions related to the pricing of securities. The Valuation Designee has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Valuation Designee obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Valuation Designee determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Valuation Designee, subject to the oversight of the board of directors and will be classified as Level 3. In such instances, the Valuation Designee will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Senior loans and corporate bonds: The fair value of Senior Loans and Corporate Bonds is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Valuation Designee obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Valuation Designee will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models from third-party pricing services. The provided prices are checked using internally developed models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Common stock and warrants: The fair value of common stock and warrants are estimated using either broker quotes or an analysis of the enterprise value ("EV") of the portfolio company. EV means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Valuation Designee may also employ other valuation multiples to determine EV, such as revenues. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate EV.

The following table is a summary of inputs used as of June 30, 2025 in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	205,054	11,103	216,157
Corporate Bonds	—	184,039	—	184,039
Collateralized Loan Obligations	—	—	156,234	156,234
Total Investments	—	389,093	167,337	556,430

The following table is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value for the six months ended June 30, 2025:

	Senior Loans ($)	Collateralized Loan Obligations ($)	Total ($)
Balance as of December 31, 2024	7,785	171,204	178,989
Purchases	5,496	12,329	17,825
Sales and principal redemptions	(2,343)	(24,092)	(26,435)
Net realized and unrealized gains/(losses)	161	(3,378)	(3,217)
Accrued discounts	4	171	175
Balance as of June 30, 2025	11,103	156,234	167,337
Net change in unrealized gains/(losses) from investments held at June 30, 2025	151	(3,134)	(2,983)

For the six months ended June 30, 2025, there were no net transfers in and/or out of Level 3. Transfers between Levels 2 and 3 are as a result of changes in the observability of significant inputs or available market data for certain portfolio companies.

The following table summarizes the significant unobservable inputs the Valuation Designee used to value the majority of the Fund's investments categorized within Level 3 as of June 30, 2025. The table is not intended to be all-inclusive, but instead to capture the significant unobservable inputs relevant to the Valuation Designee's determination of fair values.

			Unobservable Input
Asset Category	Fair Value ($)	Valuation Technique	Input	Range	Weighted Average(a)
Senior Loans	11,103	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A	N/A
Collateralized Loan Obligations	156,234	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A	N/A
Total Level 3 Investments	167,337

(a) Unobservable inputs were weighted by the relative fair value of investments.

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

Changes in market yields may change the fair value of certain of the Fund's investments. Generally, an increase in market yields may result in a decrease in the fair value of certain of the Fund's investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may fluctuate from period to period. Additionally, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

The following are the carrying and fair values of the Fund's senior secured revolving credit facility and MRPS as of June 30, 2025:

	Carrying Value ($)	Fair Value(c) ($)
State Street Credit Facility(a)	108,211	108,211
Series A MRPS(b)	19,941	20,000
Series B MRPS(b)	29,899	30,000
Series C MRPS(b)	49,681	50,000
Total	207,732	208,211

(a) The State Street Credit Facility (as defined below) carrying value is the same as the principal amounts outstanding.

(b) The liquidation preference of the MRPS approximates its fair value.

(c) The fair value of these debt obligations would be categorized as Level 2 under ASC 820-10.

(5) Common Shares

Common share transactions were as follows:

	For the Six Months Ended June 30, 2025
	Shares	Amount ($)
Common shares outstanding — beginning of period	23,542	438,525
Common shares issued in "at the market" offerings	309	4,823
Common shares issued in reinvestment	22	314
Common shares outstanding — end of period	23,873	443,662

"At the Market" Offerings

On September 3, 2024, the Fund entered into a distribution agreement (the "Distribution Agreement") with Ares Management Capital Markets LLC (the "Distributor"), an affiliate of the Adviser, to provide for distribution of the Fund's common shares. In addition, on September 3, 2024, the Distributor entered into a sub-placement agent agreement (the "Sub-Placement Agent Agreement") with UBS Securities LLC with respect to the Fund relating to the distribution of the Fund's common shares. In accordance with the terms of the Sub-Placement Agent Agreement, the Fund may from time to time offer and sell, by means of "at the market" offerings, up to $150,000 of its common shares. Subject to the terms and conditions of the Distribution Agreement, sales of common shares, if any, may be made in transactions that are deemed to be "at the market" offerings as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended. Under the Distribution Agreement, common shares with an aggregate offering amount of $136,390 remained available for issuance as of June 30, 2025.

Share Repurchase Program

The Fund's board of directors has authorized the repurchase of the Fund's common shares on the open market at the Fund management's discretion when the Fund's common shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the board of directors may determine from time to time) from the net asset value of the shares. The Fund is not required to effect common share repurchases. Any such purchases of the Fund's common shares may not materially impact the discount of the market price of the Fund's common shares relative to their net asset value and any narrowing of this discount that does result may not be maintained. There were no shares repurchased during the six months ended June 30, 2025.

(6) Debt

In accordance with the Investment Company Act, the Fund is allowed to borrow amounts with respect to senior securities representing indebtedness (such as the senior secured revolving credit facility), such that its asset coverage, calculated pursuant to the Investment Company Act, is at least 300% after such borrowing.

The Fund is a party to a senior secured revolving credit facility (as amended, the "State Street Credit Facility"), that allows the Fund to borrow up to $212,000 at any one time outstanding. The State Street Credit Facility's stated maturity date is June 12, 2026. Under the State Street Credit Facility, the Fund is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

incurrence of additional indebtedness, including additional MRPS, and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, and (d) maintaining a ratio of total assets (less total liabilities other than senior securities representing indebtedness) to senior securities representing indebtedness plus the involuntary liquidation preference of the MRPS of the Fund (subject to certain exceptions) of not less than 2:1.0. These covenants are subject to important limitations and exceptions that are described in the documents governing the State Street Credit Facility. Amounts available to borrow under the State Street Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Fund's portfolio that are pledged as collateral. As of June 30, 2025, the Fund was in compliance in all material respects with the terms of the State Street Credit Facility.

As of June 30, 2025, there was $108,211 outstanding under the State Street Credit Facility. The interest rate charged on the State Street Credit Facility is based on Secured Overnight Financing Rate ("SOFR") plus a credit spread adjustment of 0.10% and an applicable spread of 1.15% per annum (as defined in the documents governing the State Street Credit Facility). Prior to April 11, 2024, the interest rate charged on the State Street Credit Facility was based on SOFR plus a credit spread adjustment of 0.10% and an applicable spread of 0.95% per annum. In addition to the stated interest expense of the State Street Credit Facility, the Fund is required to pay a commitment fee of between 0.15% and 0.25% per annum depending on the size of the unused portion of the State Street Credit Facility. For the six months ended June 30, 2025, the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread), effective interest rate and average outstanding balances for the State Street Credit Facility were as follows:

For the Six Months Ended June 30, 2025 ($)
Stated interest expense	3,066
Unused commitment fees	126
Amortization of debt issuance costs	23
Total interest and credit facility fees expense	3,215
Cash paid for interest	1,745
Annualized average stated interest rate	5.60%
Effective interest rate	5.88%
Average outstanding balance	110,337

(7) Mandatory Redeemable Preferred Shares

The Fund has authorized and issued 800 shares of Series A MRPS for gross proceeds of $20,000, 1,200 shares of Series B MRPS for gross proceeds of $30,000 and 2,000 shares of Series C MRPS for gross proceeds of $50,000 (the Series C MRPS and, together with the Series A MRPS and Series B MRPS, the MRPS). Each of the MRPS has a liquidation preference of $25.00 per share. The aggregate redemption amount of the MRPS is $100,000.

The redemption dates for the Series A MRPS, Series B MRPS and Series C MRPS are July 15, 2026, September 15, 2026 and September 15, 2028, respectively.

The Series A MRPS and the Series B MRPS have a dividend rate of 2.58% per annum, payable quarterly, with a redemption date of five years from issuance. The Series C MRPS have a dividend rate of 3.03% per annum, payable quarterly, with a redemption date of seven years from issuance. The weighted average dividend rate for the MRPS is 2.81% per annum. The MRPS are subject to optional and mandatory redemption in certain circumstances. The MRPS will be subject to redemption, at the option of the Fund, in whole or in part at any time only for the purposes of decreasing leverage of the Fund. The Fund may be obligated to redeem certain of the MRPS if the Fund fails to maintain an asset coverage ratio, calculated in accordance with the Investment Company Act, greater than or equal to 225%. Holders of the MRPS are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium, which may vary based on the date of redemption. The Fund is subject to certain restrictions relating to the MRPS such as maintaining certain asset coverage ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any dividend to common shareholders and could trigger the mandatory redemption of the MRPS. Additionally, in accordance with the Investment Company Act, the Fund may not issue additional MRPS if immediately after such issuance the Fund will not have an asset coverage ratio of at least 200%. As of June 30, 2025, the Fund was in compliance in all material respects with the terms of the MRPS.

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Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

The Fund's MRPS activity for the six months ended June 30, 2025 was as follows:

	Series A	Series B	Series C
Shares outstanding — beginning of period	800	1,200	2,000
Shares issued	—	—	—
Shares repurchased	—	—	—
Shares outstanding — end of period	800	1,200	2,000

The Fund's MRPS balance as of June 30, 2025 were as follows:

	Series A	Series B	Series C	Total
Principal amount	$20,000	$30,000	$50,000	$100,000
Unamortized deferred issuance cost	$(59)	$(101)	$(319)	$(479)
Carrying value	$19,941	$29,899	$49,681	$99,521

Dividends on the MRPS are accrued on a daily basis and included in interest and credit facility fees on the accompanying statement of operations. The table below summarizes the components of interest expense, the effective dividend rates and cash paid for interest on the Fund's MRPS for the six ended June 30, 2025:

	Series A	Series B	Series C	Total
Stated dividends	$259	$389	$762	$1,410
Amortization of deferred issuance costs	$28	$42	$49	$119
Total interest expense	$287	$431	$811	$1,529
Weighted average stated dividend rate	2.58%	2.58%	3.03%	2.81%
Cash paid for dividends	$258	$387	$758	$1,403

(8) Investment Transactions

For the six months ended June 30, 2025, the cost of investments purchased and proceeds from the sale of investments, excluding short obligations, were as follows:

Cost of Investments Purchased	Proceeds from the Sales of Investments
$141,879	$(135,594)

(9) Income Taxes

The Fund intends to distribute all or substantially all of its taxable income to shareholders and to comply with the other requirements of the Code, applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required.

The Fund may elect to incur an excise tax if it is deemed prudent by its board of directors from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the six months ended June 30, 2025, the Fund incurred U.S. federal excise tax of $276.

As of December 31, 2024, which is the end of the Fund's taxable year, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(10) Segment Reporting

The Fund operates through a single operating and reporting segment with an investment objective to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The chief operating decision maker ("CODM") is comprised of the Fund's portfolio managers and chief financial officer and the CODM assesses the performance and makes operating decisions of the Fund primarily based on the Fund's total increase in net assets resulting from operations ("net income"). In addition to numerous other factors and metrics, the CODM utilizes net income as a key metric in determining the amount of dividends to be distributed to the Fund's shareholders. As the Fund's operations comprise of a single reporting segment, the segment assets are reflected on the accompanying statement of assets and liabilities as "total assets" and the significant segment expenses are listed on the accompanying statement of operations.

(11) Risk Factors

Short Sales Risk

A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. Short sales involve certain risks and special considerations. If the

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be theoretically unlimited, whereas losses from purchases can equal only the total amount invested.

Derivatives Risk

Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Pursuant to Rule 18f-4 under the Investment Company Act, among other things, the Fund must either limit its derivatives exposure to no more than 10% of its net assets (the "Limited Derivatives User Exception") or comply with an outer limit based on value-at-risk as specified in the rule. The Fund is currently relying on the Limited Derivatives User Exception. The Fund may or may not use derivatives for hedging purposes, as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The use of derivatives may involve substantial leverage.

Swap Agreements Risk. The Fund may enter into swap agreements, including interest rate and index swap agreements, for hedging purposes, as a form of leverage or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index). The "notional amount" of the swap agreement is only a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement generally will be equal only to the "net amount" to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement.

The Fund may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. Among other purposes, credit default swaps provide investment exposure to changes in credit spreads and relative interest rates. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund (including a "basket" of securities representing an index). The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, if the swap is physically settled. If the swap is cash settled, an auction process is used to determine the "recovery value" of the contract, and the seller may be required to deliver the related net cash amount. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs and the credit default contract is required to physically settle, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. If the credit default contract is required to cash settle, the Fund may elect to receive a cash amount equal to the "par value" (full notional value) of the swap contract minus the "recovery value" as determined by the auction process. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs and the credit default contract is required to physically settle, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. If the credit default contract is required to cash settle, the Fund will be generally obligated to pay the buyer the "par value" (full notional value) of the swap contract minus the "recovery value" as determined by the auction process.

The Fund may enter into total return swaps. Total return swaps are used as substitutes for owning a particular physical security, or the securities comprising a given market index, or to obtain exposure in markets where no physical securities are available such as an interest rate index. Total return refers to

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

the payment (or receipt) of the total return on the security, index or other instrument underlying the swap, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a particular security or index by using the most cost-effective vehicle available. Total return swaps provide the Fund with the opportunity to actively manage the cash maintained by the Fund as a result of not having to purchase the actual securities or other instruments underlying the swap. Similar to interest rate swaps, the cash backing total return swaps is actively managed to seek to earn a return in excess of the floating rate paid on the swap.

Swaptions Risk. The Fund, to the extent permitted under applicable law, may enter into "swaptions," which are options on swap agreements on either an asset-based or liability-based basis. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. When the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Credit-Linked Securities Risk. Among the income-producing securities in which the Fund may invest are credit-linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income-producing securities are not available.

Indexed and Inverse Floating Rate Securities Risk. The Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. To the extent the Fund invests in these types of securities, the Fund's return on such securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices. The Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates vary inversely with a floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease.

Repurchase Agreements and Reverse Repurchase Agreements Risk

Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "triparty" custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund's agreement to repurchase the securities at an agreed upon date or upon demand and at a price reflecting a market rate of interest. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty. Reverse repurchase agreements are a form of effective leverage and may be subject to the Fund's limitation on borrowings.

Senior Loans Risk

Although Senior Loans are senior and typically secured in a first lien (including "unitranche" loans, which are loans that combine both senior and subordinated debt, generally in a first

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

lien position) or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the Fund and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which could adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, Senior Loans may not be deemed to be securities under certain federal securities laws, other than the Investment Company Act. Therefore, in the event of fraud or misrepresentation by a Borrower or an arranger, the Fund may not have the protection of the antifraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Senior Loan agreement itself and common law fraud protections under applicable state law.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

Corporate Bonds Risk

The market value of a Corporate Bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term Corporate Bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term Corporate Bonds. The

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

market value of a Corporate Bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the Borrower in the marketplace, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of Corporate Bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield Corporate Bonds are often high risk and have speculative characteristics. High yield Corporate Bonds may be particularly susceptible to adverse Borrower-specific developments.

CLO Securities Risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability,

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

"Covenant-Lite" Loans Risk

Some of the loans in which the Fund may invest or get exposure to through its investments in collateralized debt obligations, CLOs or other types of structured securities may be "covenant-lite" loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the Borrower and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience delays in enforcing its rights on its holdings of covenant-lite loans. As a result of these risks, the Fund's exposure to losses may be increased, which could result in an adverse impact on the Fund's net income and net asset value.

Investment and Market Risk

An investment in the common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds may experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares of the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund intends to continue to utilize leverage, which will magnify the Fund's risks and, in turn, the risks to the common shareholders.

Liquidity Risk

The Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions. Some securities are not readily marketable and may be subject to restrictions on resale. Securities generally are not listed on any national securities exchange and no active trading market may exist for the securities in which the Fund may invest. When a secondary market exists, if at all, the market for some securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities.

Duration and Maturity Risk

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain additional risks.

When interest rates rise, certain obligations will be paid off by the Borrower more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

When interest rates fall, certain obligations will be paid off by the Borrower more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as Borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Adviser will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be in some level of

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject to a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special Situation Investments, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

To the extent that the Fund holds interests in a Stressed Issuer that are different (or more senior or junior) than those held by other funds and/or accounts managed by Ares Management or its affiliates ("Other Accounts"), the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts may be in conflict with the Fund's interests. Furthermore, it is possible that the Fund's interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts' involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same Stressed Issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the Stressed Issuer absent an exemption due to the fact that Other Accounts hold investments in the same Stressed Issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Fund's best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a Stressed Issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with Stressed Issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may not recommend allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

Adviser's then-current allocation policy and any applicable exemptions.

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objective will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or "CCC+" or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

European Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom. Concerns regarding the sovereign debt of various Eurozone countries, including the potential for investors to incur substantial write-downs, reductions in the face value of sovereign debt and/or sovereign defaults, as well as the possibility that one or more countries might leave the European Union (the "EU") or the Eurozone create risks that could materially and adversely affect the Fund's investments. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on the Fund's investments in European companies, including, but not limited to, the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, increased currency risk in relation to contracts denominated in Euros and wider economic disruption in markets served by those companies, while austerity and/or other measures introduced to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone, particularly in the case of investments in companies in affected countries, could also have material adverse effects on the Fund. In connection with investments in non-U.S. issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund makes investments that are denominated in British pound sterling or Euros. The Fund's assets are valued in U.S. dollars and the depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar could adversely affect the Fund's investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer.

Market Disruption and Geopolitical Risk

U.S. and global markets recently have experienced increased volatility, which could be harmful to the Fund and issuers in which it invests. Such volatility may result in, amongst other things, write-offs, the re-pricing of credit risk, or worsening general economic conditions, any of which could materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial services firms in particular. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

Various social and political circumstances in the U.S. and around the world may also contribute to increased market volatility and economic uncertainties or deterioration in the U.S. and worldwide. Such events, including trade tensions between the United States and other countries, other uncertainties regarding actual and potential shifts in U.S. and foreign, trade, economic and other policies with other countries (including with respect to treaties and tariffs), the ongoing war between Russia and Ukraine and conflicts in the Middle East and health epidemics and pandemics, could adversely affect its business, financial condition or results of operations. Additionally, as a result of the 2024 U.S. election, the Republican Party currently controls both the executive and legislative branches of government, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Regulatory changes could result in greater competition from banks and other lenders with which we compete for lending and other investment opportunities. The United States may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the United States. These market and economic disruptions could negatively impact the operating results of its portfolio companies. This could in turn materially reduce the Fund's net asset value and distributions and adversely affect the Fund's financial prospects and condition.

Tariff Risk

The United States has recently enacted and proposed to enact significant new tariffs. Additionally, the current presidential administration has directed various federal agencies to further evaluate key aspects of U.S. trade policy and there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict the Fund's portfolio companies' access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact the Fund.

Interest Rate Risk

General interest rate fluctuations may have a negative impact on the Fund's investments and investment returns and, accordingly, may have a material adverse effect on the Fund's investment objective and net investment income. Because the Fund borrows money and may issue preferred stock to make investments, the Fund's net investment income is dependent upon the difference between the rate at which it borrows funds or pays dividends on such preferred stock and the rate at which it invests these funds.

The U.S. Federal Reserve decreased the federal funds rate multiple times in 2024 after a sustained period of historically high rates. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as rates rise. In periods of declining interest rates, the Fund may earn less interest income from investments and its cost of funds will also decrease, to a lesser extent, given certain of our currently outstanding indebtedness bears interest at fixed rates, resulting in lower net investment income. Conversely, in periods of rising interest rates, the Fund's interest income will increase as the majority of its portfolio bears interest at variable rates while the Fund's cost of funds will also increase, to a lesser extent, with the net impact being an increase to its net investment income. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund's common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between reference rates, which may have an effect on the net asset value of the Fund's common shares.

If general interest rates rise, there is a risk that the portfolio companies in which the Fund holds floating rate securities will be unable to pay escalating interest amounts, which could adversely impact their financial performance and result in a default under their loan documents. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. In addition, rising interest rates may increase pressure on the Fund to provide fixed rate loans to the Fund's portfolio companies, which could adversely affect the Fund's net investment income, as increases in the cost of borrowed funds would not be accompanied by increased interest income from such fixed-rate investments.

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

Also, an increase in interest rates available to investors could make an investment in the Fund's common shares less attractive if it is not able to pay dividends at a level that provides a similar return, which could reduce the value of the Fund's common shares.

Closed-End Structure; Market Discount from Net Asset Value

Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as "trading at a discount." As a result, the Fund is designed primarily for long-term investors. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether an investor will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value. As with any security, complete loss of investment is possible.

Litigation Risk

The Fund as well as the Adviser and its affiliates participate in a highly regulated industry and are each subject to regulatory examinations in the ordinary course of business. There can be no assurance that the Fund, its executive officers, directors, and the Adviser, its affiliates and/or any of their respective principals and employees will avoid regulatory investigation and possible enforcement actions stemming therefrom. The Adviser is a registered investment adviser and, as such, is subject to the provisions of the Advisers Act. The Fund and the Adviser may each be, from time to time, subject to formal and informal examinations, investigations, inquiries, audits and reviews from numerous regulatory authorities both in response to issues and questions raised in such examinations or investigations and in connection with the changing priorities of the applicable regulatory authorities across the market in general. The Fund, its executive officers, directors, and the Adviser, its affiliates and/or any of their respective principals and employees could also be named as defendants in, or otherwise become involved in, litigation. Litigation and regulatory actions can be time-consuming and expensive and can lead to unexpected losses, which expenses and losses are often subject to indemnification by us. Legal proceedings could continue without resolution for long periods of time and their outcomes, which could materially and adversely affect the value of us or the ability of the Adviser to manage the Fund, are often impossible to anticipate. The Adviser would likely be required to expend significant resources responding to any litigation or regulatory action related to it, and these actions could be a distraction to the activities of the Adviser. The Fund's investment activities are subject to the normal risks of becoming involved in litigation by third parties. The expense of defending against claims by third parties and paying any amounts pursuant to settlements or judgments would, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved by the Adviser, administrator, or any of our officers, be borne by the Fund and would reduce the Fund's net assets. The Adviser and others are indemnified by the Fund in connection with such litigation, subject to certain conditions.

(12) Subsequent Events

The Adviser has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements as of and for the six months ended June 30, 2025, except as discussed below:

In August 2025, the Fund entered into an agreement to amend the State Street Credit Facility, which among other things, extended the stated maturity date from June 12, 2026 to August 20, 2027. The other terms of the State Street Credit Facility remained materially unchanged.

The following common share distributions were declared on July 11, 2025:

Ex-Date: July 21, 2025
Record Date: July 21, 2025
Payable Date: July 31, 2025
Per Share Amount: $0.1125

The following common share distributions were declared on August 11, 2025:

Ex-Date: August 21, 2025
Record Date: August 21, 2025
Payable Date: August 29, 2025
Per Share Amount: $0.1125

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information

June 30, 2025 (Unaudited)

Fund Investment Objective, Policies and Risks:

Recent Changes:

The Fund has not made any changes to its investment policies or strategies since its last shareholder report.

Investment Objective and Policies:

The Fund's investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans made primarily to companies whose debt is rated below investment grade ("Senior Loans"), (ii) corporate bonds that are primarily high yield issues rated below investment grade ("Corporate Bonds"), (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as CLOs and other asset-backed securities. The Fund's investments in CLOs may include investments in subordinated tranches of CLO securities.

The Fund may invest in debt securities of any maturity, including perpetual securities, and does not manage its portfolio seeking to maintain a targeted dollar-weighted average maturity level. The Fund may invest in securities of any duration and does not have a fixed duration target. The Fund may invest in U.S. dollar and non-U.S. dollar denominated loans and securities of borrowers located anywhere in the world, and of borrowers that operate in any industry. The Fund may invest a significant amount of its capital in debt securities issued by issuers domiciled in Europe. The Fund is permitted to invest in investment grade and below investment grade rated CLO securities. The Fund may also invest in subordinated loans. The Fund may invest in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings.

The Fund may engage in leverage through the issuance of preferred shares and/or notes or other forms of indebtedness, including a credit facility. Currently, the Fund has both issued preferred shares and borrowed under a credit facility.

The Adviser seeks to implement the Fund's investment strategy through the application of several techniques, including but not limited to:

(i)  investing in a diversified portfolio of loans and other debt investments across a broad range of industries with varying characteristics and return profiles;

(ii)  adhering to the established credit underwriting processes of the Ares organization, an affiliate of the Adviser, and doing substantial pre-investment credit analysis, utilizing publicly available credit and industry information as well as other information about the borrowers and issuers;

(iii)  monitoring the credit quality of the obligors in the Fund's investments and, as appropriate, on a risk adjusted return basis, selling investments in underperforming issuers; and

(iv)  holding cash and engaging in derivative credit and interest rate hedges.

The Adviser will dynamically manage the Fund's portfolio by allocating the portfolio among investments in the various targeted credit markets in a manner that seeks to manage interest rate and credit risk and the duration of the Fund's portfolio. The term "dynamically manage" refers to the method of investment allocation that the Adviser will use to manage the Fund's assets and according to which the Adviser will evaluate and adjust, based on its analysis of the then current market environment and outlook, the Fund's portfolio of Senior Loans, Corporate Bonds, CLO securities and other permitted investments. The Adviser will seek to implement this dynamic allocation strategy with the intention of responding to changing market conditions and outlook, and achieving attractive risk-adjusted returns throughout the credit cycle. The Adviser believes that as market conditions change, so should the Fund's investment allocations. In addition, the Adviser may allocate portions of the Fund's portfolio to investments that it believes to be pre-disposed to positive event risk or to have attractive relative value characteristics given then current market conditions. The Adviser believes that reallocating investments in this way will opportunistically emphasize those investments and categories of investments best suited to the then current market environment and outlook. There can be no assurance that the Adviser will seek to allocate the Fund's investments in any particular manner or that the Fund will be able to structure its investment portfolio as desired in any given market environment.

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

June 30, 2025 (Unaudited)

The Adviser's investment process is rigorous, proactive and on-going. Close monitoring of each investment in the portfolio provides the basis for making buy, sell and hold decisions. The Adviser utilizes what it believes to be a conservative approach that focuses on credit fundamentals, collateral coverage, structural seniority and relative value. The Adviser may also employ sector analysis to assess industry trends and characteristics that may impact a borrower's potential future ability to generate cash, as well as profitability, asset values, financial needs and potential liabilities. The Adviser takes a disciplined approach to its credit investment selection process in which criteria used by the Adviser may include an evaluation of whether a loan or debt security is adequately collateralized or over-collateralized and whether it is covered by sufficient earnings and cash flow to service the borrower's indebtedness on a timely basis. The Adviser also takes into consideration the credit ratings of Borrowers in evaluating potential investments, although credit ratings are generally not considered to be the primary or determinative factor in the investment selection process. The Adviser also expects to gain exposure to borrowers across a broad range of industries and of varying characteristics and return profiles.

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in debt securities, including (i) Senior Loans, (ii) Corporate Bonds, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) debt securities issued by entities commonly referred to as CLOs. This 80% Policy is non-fundamental and may be changed upon providing 60 days' prior written notice to stockholders.

Under normal market conditions, the Fund will not invest more than (i) 45% of its Managed Assets in CLOs and other asset-backed securities, or (ii) 15% of its Managed Assets in subordinated (or residual) tranches of CLO securities. "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness.

For defensive purposes, including during periods in which the Adviser determines that economic, market or political conditions are unfavorable to investors and a defensive strategy would benefit the Fund, the Fund may temporarily deviate from its investment strategies and objective.

Risk Factors:

See Note 10 to the financial statements.

Fundamental Investment Restrictions:

The following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subject to such shareholder approval, the Fund may not:

1.  make investments for the purpose of exercising control or management;

2.  purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of other assets; (iii) invest in instruments directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities and acquire temporarily commodities as a result thereof; and (iv) purchase and sell forward contracts, financial futures contracts and options thereon;

3.  issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law;

4.  underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling its own securities or portfolio securities;

5.  make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in accordance with its stated investment strategies or otherwise purchases Senior Loans, subordinated loans, Corporate Bonds, CLO securities, debentures or other loans or debt securities of any type, preferred securities, commercial paper, pass through instruments, loan participation interests, corporate loans, certificates of

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

June 30, 2025 (Unaudited)

deposit, bankers acceptances, repurchase agreements or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law; and

6.  invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers of any one industry; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments and their political subdivisions will not be considered to represent an industry (other than private purpose industrial development bonds issued on behalf of non-governmental issuers).

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

June 30, 2025 (Unaudited)

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the Fund's website at https://arespublicfunds.com/investor-documents/ and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month year ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, (2) on the Fund's website at https://arespublicfunds.com/investor-documents/ and (3) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on SEC Form N-PORT. The Fund's Form N-PORT will be available (1) without charge, upon request, by calling 1-877-855-3434; or (2) on the SEC's website at http://www.sec.gov.

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

June 30, 2025 (Unaudited)

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive distributions in cash, distributions will automatically be reinvested in additional common shares of the Fund. A shareholder may elect to have the cash portion of dividends and distributions distributed in cash. To exercise this option, such shareholder must notify State Street, the plan administrator and the Fund's transfer agent and registrar, in writing or by telephone so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the board of directors for the dividend or distribution involved. Participants who hold their common shares through a broker or other nominee and who wish to elect to receive any dividends and other distributions in cash must contact their broker or nominee. The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that does not elect to receive distributions in cash (each a "Participant"). The plan administrator may hold each Participant's common shares, together with the other Participant's common shares, in noncertificated form in the plan administrator's name or that of its nominee. The shares are acquired by the plan administrator for a Participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common shares is equal to or less than the market price per common share on the NYSE plus estimated brokerage commissions (such condition being referred to as "market premium"), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares to be credited to the Participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share of the common shares on the date the shares are issued, unless the net asset value of the common shares is less than 95% of the then current market price per share on the NYSE, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per common share on the NYSE. If, on the dividend payment date, the net asset value per share of the common shares is greater than the market price per common share on the NYSE (such condition being referred to as "market discount"), the plan administrator will invest the dividend amount in common shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator's service fee, if any, and expenses for administering the plan will be paid for by the Fund. There will be no brokerage charges to shareholders with respect to common shares issued directly by the Fund as a result of dividends or distributions payable either in common shares or in cash. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the plan administrator's Open-Market Purchases in connection with the reinvestment of dividends and distributions.

Shareholders who elect to receive their distributions in cash are subject to the same federal, state and local tax consequences as shareholders who reinvest their distributions in additional common shares. A shareholder's basis for determining gain or loss upon the sale of shares acquired due to reinvestment of a distribution will generally be equal to the total dollar amount of the dividend payable to the shareholders. Any shares received due to reinvestment of a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder's account.

Participants may terminate their accounts under the dividend reinvestment plan by writing to the plan administrator at State Street Bank and Trust Company, located at One Congress Street, Boston, Massachusetts, 02114 or by calling the plan administrator's hotline at (877) 272-8164. Such termination will be effective immediately if the Participant's notice is received by the plan administrator at least 10 days prior to any dividend or distribution record date for the payment of any dividend or distribution by the Fund; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Participants who hold their common shares through a broker or other nominee and who wish to terminate their account under the plan may do so by notifying their broker or nominee. The dividend reinvestment plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator by mail at One Congress Street, Boston, Massachusetts, 02114 or by telephone at (877) 272-8164.

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

June 30, 2025 (Unaudited)

Investment Adviser

Ares Capital Management II LLC
1800 Avenue of the Stars, Suite 1400
Los Angeles, CA 90067

Administrator Custodian and Transfer Agent

State Street Bank and Trust Company
One Congress Street
Boston, MA 02114

DRIP Administrator

State Street Bank and Trust Company
One Congress Street
Boston, MA 02114

Investor Support Services

Destra Capital Advisors LLC
443 N. Willson Ave.
Bozeman, MT 59715

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

June 30, 2025 (Unaudited)

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

June 30, 2025 (Unaudited)

Directors

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director or Nominee	Other Public Company Board Memberships During Past Five Years
Interested Directors(2)
David A. Sachs+ 1956	Director and Chairperson of the Board of Directors	Since 2011***	Partner, Ares Management	3	Terex Corporation; CION Ares Diversified Credit Fund; Ares Private Markets Fund
Seth J. Brufsky 1966	President, Chief Executive Officer, Director and Portfolio Manager	Since 2012**	Partner, Portfolio Manager and Chairman of Global Liquid Credit in the Ares Credit Group; Member of the Ares Credit Group's Liquid Credit Investment Committee.	1	None
Independent Directors
Elaine Orr+ 1966	Director	Since 2022*	Serves on various fund and pension boards.	2	TCW Transform 500 ETF; TCW Transform Climate ETF; TCW Transform Supply Chain ETF; CION Ares Diversified Credit Fund
John J. Shaw 1951	Director	Since 2012**	Independent Consultant	2	CION Ares Diversified Credit Fund
Jeffrey Perlowitz 1956	Director	Since 2025*	Independent Consultant	2	PennyMac Financial Services, Inc.; CION Ares Diversified Credit Fund

(1)  The address of each Director is care of the Corporate Secretary of the Fund at 1800 Avenue of the Stars, Suite 1400, Los Angeles, CA 90067.

(2)  "Interested person," as defined in the Investment Company Act, of the Fund. David A. Sachs and Seth J. Brufsky are interested persons of the Fund due to their affiliation with the Adviser.

(3)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

* Term continues until the Fund's 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualify.

** Term continues until the Fund's 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualify.

*** Term continues until the Fund's 2028 Annual Meeting of Stockholders and until David A. Sachs' successor is duly elected and qualifies.

+ Preferred Stock elected Director.

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

June 30, 2025 (Unaudited)

Officers

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Seth J. Brufsky 1966	President, Chief Executive Officer, Director and Portfolio Manager	Since 2012

Seth J. Brufsky is a Partner, Portfolio Manager and Chairman of Global Liquid Credit in the Ares Credit Group. Additionally, Seth J. Brufsky serves as a member of the Ares Credit Group's Liquid Credit Investment Committee. Seth J. Brufsky joined Ares in 1998.

Lisa Morgan 1976	Chief Compliance Officer	Since 2019

Lisa Morgan is a Partner and Chief Compliance Officer, Registered Products in the Ares Legal and Compliance Group. Lisa Morgan also serves as the Chief Compliance Officer of Ares Capital Corporation ("ARCC"), Ares Strategic Income Fund ("ASIF"), CION Ares Diversified Credit Fund ("CADC"), Ares Private Markets Fund ("APMF") and Ares Core Infrastructure Fund ("ACI"). Lisa Morgan joined Ares in 2017.

Scott Lem 1977	Chief Financial Officer Treasurer	Since 2016 Since 2024

Scott Lem is a Partner and Chief Financial Officer of the Public Credit Funds in the Ares Finance and Accounting Department. Scott Lem additionally serves as Chief Financial Officer and Treasurer of ARCC, ASIF and CADC. Scott Lem joined Ares in 2003.

Ian Fitzgerald 1975	General Counsel and Corporate Secretary Vice President and Assistant Secretary	Since 2019 2017-2019

Ian Fitzgerald is a Managing Director and Deputy General Counsel (Credit) in the Ares Legal and Compliance Group. Additionally, Ian Fitzgerald serves as Chief Legal Officer, General Counsel and Corporate Secretary of CADC, Vice President and Assistant Secretary of Ivy Hill Asset Management, L.P. ("IHAM") and Vice President and Assistant Secretary of Ivy Hill Asset Management GP, LLC, IHAM's General Partner. Ian Fitzgerald joined Ares in 2010.

Keith Ashton 1967	Vice President and Portfolio Manager	Since 2013

Keith Ashton is a Partner, Portfolio Manager and Co-Head of Alternative Credit in the Ares Credit Group. Additionally, Keith Ashton serves as a member of the Ares Credit Group's Alternative Credit and Pathfinder Investment Committees and the Ares Insurance Solutions Investment Committee. Keith Ashton joined Ares in 2011.

Daniel Hayward 1985	Vice President	Since 2016

Daniel Hayward is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group. Additionally, Daniel Hayward serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Daniel Hayward joined Ares in 2012.

Charles Arduini 1969	Vice President and Portfolio Manager	Since 2018

Charles Arduini is a Partner and Portfolio Manager in the Ares Credit Group, where Charles Arduini focuses on alternative credit investments. Additionally, Charles Arduini serves as a member of the Ares Credit Group's Alternative Credit Investment Committee. Charles Arduini joined Ares in 2011.

Samantha Milner 1978	Vice President and Portfolio Manager	Since 2018

Samantha Milner is a Partner and U.S. Liquid Credit Portfolio Manager in the Ares Credit Group, where Samantha Milner is primarily responsible for managing Ares' U.S. bank loan credit strategies. Additionally, Samantha Milner serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Samantha Milner joined Ares in 2004.

Kapil Singh 1971	Vice President	Since 2018

Kapil Singh is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where Kapil Singh is primarily responsible for managing Ares' U.S. high yield credit strategies. Additionally, Kapil Singh serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Kapil Singh joined Ares in 2018.

Joshua Bloomstein 1973	Vice President and Assistant Secretary	Since 2019

Joshua Bloomstein serves as a Partner and General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management. Joshua Bloomstein is General Counsel, Vice President and Secretary of ARCC, General Counsel and Secretary of ASIF and Vice President and Assistant Secretary of CADC and Ares Commercial Real Estate Corporation. Joshua Bloomstein joined Ares in 2006.

Semi-Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

June 30, 2025 (Unaudited)

Officers

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Naseem Sagati Aghili 1981	Vice President and Assistant Secretary	Since 2019

Naseem Sagati Aghili is Partner, General Counsel and Secretary of Ares Management. Additionally, Naseem Sagati Aghili serves on the Ares Operating Committee and Enterprise Risk Committee. Naseem Sagati Aghili also serves as Chief Legal Officer, Vice President and Assistant Secretary of APMF and as Vice President of ASIF, ARCC, CADC and ACI. Prior to being named the firm's General Counsel in 2020, Naseem Sagati Aghili served in a variety of roles at Ares, including most recently as Co-General Counsel and General Counsel, Private Equity. Naseem Sagati Aghili joined Ares in 2009.

Paul Cho 1982	Vice President	Since 2024

Paul Cho is a Managing Director and Chief Accounting Officer in the Ares Finance and Accounting Department. Paul Cho additionally serves as Chief Accounting Officer of ARCC and ASIF, and as Vice President of CADC. Paul Cho joined Ares in 2008.

Angela Lee 1986	Vice President	Since 2024

Angela Lee is a Managing Director in the Ares Finance and Accounting Department. Angela Lee additionally serves as Vice President and Assistant Treasurer of ARCC and ASIF, and as Vice President of CADC. Angela Lee joined Ares in 2010.

(1)  The address of each officer is care of the Corporate Secretary of the Fund at 1800 Avenue of the Stars, Suite 1400, Los Angeles, CA 90067.

Semi-Annual Report 2025

(b)        Not applicable.

Item 2. Code of Ethics.

Not applicable for this filing.

Item 3. Audit Committee Financial Expert.

Not applicable for this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable for this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable for this filing.

Item 6. Investments.

(a)            Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)            Not applicable to the registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)            Not applicable to the registrant.

(b)            Not applicable to the registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable to the registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable to the registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable to the registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable for this filing.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable for this filing.

Item 13.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Not applicable for this filing.

(a)(2) Not applicable for this filing.

(a)(3) Not applicable for this filing.

(a)(4) Not applicable for this filing.

(b) There have been no changes to the portfolio managers identified in the most recently filed annual report on Form N-CSR (File No. 811-22535) of Ares Dynamic Credit Allocation Fund, Inc. (the “Fund”).

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2025, the following purchases were made by or on behalf of the Fund or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended (the “1934 Act”) (17 CFR 240.10b-18(a)(3)), of shares of the Fund’s equity securities that are registered by the Fund pursuant to Section 12 of the 1934 Act.

Period	(a) Total Number of Shares (or Units) Purchased[1]	(b) Average Price Paid per Share (or Unit)[1]	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs[1]
Month #1 01/01/25 through 01/31/25	None	--	None	1,781,899
Month #2 02/01/25 through 02/28/25	None	--	None	1,781,899
Month #3 03/01/25 through 03/31/25	None	--	None	1,781,899
Month #4 04/01/25 through 04/30/25	None	--	None	1,781,899
Month #5 05/01/25 through 05/31/25	None	--	None	1,781,899
Month #6 06/01/25 through 06/30/25	None	--	None	1,781,899
Total	None	--	None	1,781,899

1 On November 17, 2015, the Fund announced that its Board of Directors (the “Board”) had authorized the repurchase of shares of common stock of the Fund (the “Common Shares”) on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the Common Shares. The Fund is authorized to repurchase up to 10% of its outstanding Common Shares. The Fund is not required to effect share repurchases.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable to the registrant.

(b)           Not applicable to the registrant.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the registrant.

(b)           Not applicable to the registrant.

Item 19. Exhibits.

(a)(1)	Not applicable for this filing.

(a)(2)	Not applicable to the registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(4)	Not applicable for this filing.

(a)(5)	Not applicable for this filing.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	September 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	September 4, 2025

By:	/s/ Scott C. Lem
Scott C. Lem
Chief Financial Officer

Date:	September 4, 2025